UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
Nuveen Equity Funds

Annual Report October 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX	FFETX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX	FACUX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX	FSCUX

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Table
of Contents

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Chairman’s Letter
to Shareholders
Dear Shareholders,
Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.
Meanwhile, politics will remain in the forefront. A budget showdown is expected in 2018, as Congress sets to debate the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children's Health Insurance Program and immigration policy. In addition, the ongoing ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness this year has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
December 22, 2017

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Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC.
David Chalupnik, CFA, has been the portfolio manager of the Nuveen Dividend Value Fund since 2015. Derek Sadowsky, CFA, has served as a portfolio manager for the Fund since 2012. Effective November 8, 2016, Cori Johnson, CFA, retired from the firm and is no longer a portfolio manager on the Fund.
Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. Effective April 13, 2017, David Johnson, CFA, and Andrew Rem, CFA, were added as portfolio managers to the Nuveen Small Cap Value Fund. David has 27 years of financial industry experience and Andrew has 20 years of financial industry experience.
On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2017.
What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2017?
The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of above 3% growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “second” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.3%, an increase from 3.1% in the second quarter, alleviating concerns that Hurricanes Harvey, Irma and Maria depressed the nation’s output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, with the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.
Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in October 2017 from 4.8% in October 2016 and job gains averaged around 167,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.0% over the twelve-month reporting period ended October 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in September 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.7% and 6.2%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
With the U.S. economy delivering a sustainable, albeit muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.
While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). As the reporting period ended, legislators were refocusing their efforts on tax reform and President Trump nominated Jerome Powell to replace Fed Chair Janet Yellen when her term ends in February 2018. Although both events were initially considered market friendly, the specifics of a tax reform bill, its implications for the economic and corporate landscapes, and whether it passes remain to be seen and could pose challenges to the Fed’s ability to manage interest rates in the future (subsequent to the close of the reporting period, the tax bill was signed into law). Geopolitical risks also remained prominent throughout the reporting period, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.
The U.S. bull market celebrated its eighth birthday in March 2017 with the Dow Jones Industrial Average reaching the historic 20,000 milestone in January 2017 and continuing upward to end the reporting period well above the 23,000 mark. Although June 2017 marked the one-year anniversary of the much-feared Brexit vote, global equity markets ended the period in much more favorable condition than they were a year ago. Despite the above-mentioned headline risks that dominated the news, equity markets recorded exceptional returns both domestically and internationally. In U.S. dollar terms, emerging markets topped the performance charts by rising 26.45% as measured by the MSCI Emerging Markets Index. Developed markets also produced strong gains with the MSCI EAFE Index gaining 23.44% and the U.S. bellwether S&P 500® Index advancing 23.63% during the reporting period. The resurgence in Eurozone stocks, in particular, took place against a backdrop of broad-based economic recovery with monetary, fiscal and exchange-rate policy all working together with an overlay of structural reform. In the U.S. market, small-cap stocks gained momentum as the reporting period progressed, topping larger caps with a 27.85% return, as measured by the Russell 2000® Index. Across the market capitalization spectrum, growth-oriented stocks outpaced value stocks.
Nuveen Dividend Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-
6      NUVEEN

tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.
The Fund’s outperformance versus the Russell 1000® Value benchmark was the result of both favorable stock selection and sector allocations. In terms of the former, security selection was strong in nine of the eleven sectors represented in the benchmark, particularly industrials, consumer discretionary, consumer staples and health care. Relative returns were also helped by an underweight position in the poorly performing consumer staples sector.
The industrial sector was home to several standouts, led by a position in international logistics and freight company CSX Corporation. The stock’s strong performance during the reporting period was the result of positive market reaction to a management change after Hunter Harrison, a proven and experienced railroad executive, was named chief executive officer (subsequent to the close of this reporting period, Hunter Harrison passed away). The company beat first quarter earnings and revenue estimates under his leadership, with management raising guidance as a result. The outperformance was attributed to efficiency gains and export coal strength. The Fund’s performance also benefited from an underweight position in a large benchmark constituent, General Electric Company. The company’s shares were down sharply when the market strongly advanced. This diversified manufacturer operates seven separate businesses in the industrial segment: power, oil and gas, renewable energy, lighting, aviation, health care and transportation. With the recent retirement of long-time chief executive officer Jeff Immelt, the company reins were passed to 30-year company veteran John Flannery, the head of GE Healthcare, in August 2017. This transition marks the end of a tumultuous period for General Electric during which the company evolved from a sprawling conglomerate toward a more streamlined industrial portfolio. The company’s stock has been under pressure over the past year as investors have not looked favorably on Immelt’s decisions to sell off GE Capital, acquire Alstom and Baker Hughes, and invest in industrial Internet applications.
The consumer discretionary sector was home to two outperformers during the reporting period, including national single-family homebuilder D.R. Horton Inc. and hotel and resort operator Hilton Worldwide Holdings Inc. Shares of D.R. Horton moved higher after the company reported another strong quarter with solid operating metrics. We like this company because it is the largest and most geographically diverse builder in the country. Also, its operations are wholly domestic, at a time when U.S. consumer confidence remains high and mortgage rates are still attractive. Shares of Hilton Worldwide advanced strongly after the company spun off its timeshare and real estate businesses from its core business in early 2017 in order to increase shareholder value. As a result of its new, less capital-intensive business model, the company was able to initiate a share repurchase program.
The consumer staples area was another source of strength for the Fund, including our position in Unilever NV, the producer and marketer of a wide range of consumer goods such as foods, beverages, cleaning agents and personal care products. After a failed takeover attempt by Kraft Heinz, Unilever’s management announced a guidance update and strategic review that could allow for accelerated cost savings, disposal of one or two units, buybacks and/or special dividends. Shares rallied on the update and showed continued strength for the remainder of the reporting period. We continue to hold the stock given the company’s position relative to its peers going forward. Unilever remains one of the better names in the group in terms of portfolio and management capabilities, while trading at a discount on valuation. We also believe Unilever will continue to benefit from its strong exposure to emerging markets, where growing wealth should boost demand for its products.
In health care, biopharmaceutical company AbbVie Inc., which focuses on autoimmune diseases, liver disease and cancer, posted a solid first-quarter earnings report led by sales of its flagship product Humira, which treats rheumatoid arthritis and psoriasis. As the reporting period progressed, the company beat second-quarter earnings estimates driven by Humira and Imbruvica sales. We continue to hold the position given the company’s solid product pipeline, earnings upside and strong free cash flow that supports an attractive dividend yield. Also, shares of Cigna Corporation continued to benefit the Fund’s performance after the company reported solid first-quarter earnings, highlighted by outperformance in its health care segment. Management also raised its current year guidance for enrollment growth after commercial membership exceeded expectations. In addition, investors responded positively to Cigna’s release from Medicare advantage sanctions that were imposed by the Centers for Medicare & Medicaid Services. We continue to like Cigna because we believe the company has a strong core growth outlook and potential catalysts from capital deployment.
The financial sector was also home to several of the Fund’s top overall contributors for the reporting period. Our strongest performer in the sector was Bank of America Corporation, which saw improvements from lower expenses and growth in its consumer banking business. Furthermore, Bank of America finally announced the sale of its U.K. credit card business to Lloyds Banking Group, which was completed in June 2017. The deal was a strategic move to mitigate Brexit risk that also freed up capital. We sold our Bank of America
NUVEEN      7

Portfolio Managers’ Comments (continued)
position mid-year because we saw fewer catalysts and the valuation looked full. We shifted into other financials that had more attractive valuations and more international exposure, given the uptick in global economic growth. Also, multi-national banking and financial services holding company JPMorgan Chase & Co. continued its run as a best-in-class company, gaining market share in every business line. The company is seeing high single-digit core loan growth, net interest margin expansion and increasing capital return. Lastly, brokerage, investment banking and asset management firm Raymond James Financial Inc. performed well following the release of February 2017 operating data, which showed commissions and fees tracking in line to slightly above fiscal second-quarter expectations. The company also beat earnings estimates in late April 2017, driven by a combination of a lower compensation expense ratio and a lower tax rate. By the end of the reporting period, shares of Raymond James had reached all-time highs.
In the information technology area, the Fund benefited from a position in personal computer (PC) and printer company HP Inc., which we added to the portfolio during the reporting period. The company reported its fourth consecutive quarter of year-over-year growth in revenue as well as earnings per share (EPS) that was ahead of guidance. We continue to like HP because we believe PC fundamentals are stabilizing and the company continues to capture share from its competitors.
The energy sector was the primary detractor during the reporting period due to security selection and an overweight position in this poorly performing sector. Persistently high crude oil inventories, coupled with continued modest growth in the domestic rig count, drove commodity weakness that weighed on the energy producer names. Shares of Nabors Industries Ltd., an oil and gas drilling contractor with operations in more than 20 countries, lagged based on concerns of lower U.S. margins because of costs to move rigs and crews. The company reported a large first-quarter earnings miss due in part to high U.S. land re-deployment costs. We eliminated our position in Nabors based on the concern that a slower-than-expected drawdown of crude inventories will continue to weigh on oil prices and rig activity. Anadarko Petroleum Corporation also lagged in the space after its management provided lower-than-expected production guidance combined with capital expenditure estimates that were above expectations earlier in the reporting period. As part of the shift to a more oil-dominant product mix, the company divested its Marcellus assets, which were primarily natural gas assets. Later in the reporting period, the company reported a miss on both an EPS and cash flow basis, with higher exploration costs offsetting productive revenue numbers. Also, the company was linked to a fatal home explosion in Colorado. However, we believe Anadarko Petroleum has high quality assets in Wattenberg and the Permian as well as potential catalysts in the Delaware Basin. We also believe Anadarko Petroleum continues to have optionality given the shift to a more oil-dominant product mix, and is well positioned for additional U.S. onshore activity. Therefore, we continue to hold the stock in the Fund. In addition, shares of Pioneer Natural Resources Company were under pressure during the reporting period. The company reported production at the high end of guidance, but drilling delays have pushed out up to 30 wells into 2018. Midland oil volumes also missed expectations for the second straight quarter and management reduced its 2017 oil growth guidance. We believe that, with its large infrastructure already in place, Pioneer will see less cost pressure, which provides some margin protection. In addition, volumes are still expected to show annual growth and should allow the company to generate positive free cash flow that will be returned to shareholders. Therefore, we continue to hold Pioneer in the portfolio.
Although the consumer discretionary sector was generally a source of strength, the Fund’s position in multinational toy and board game manufacturer Mattel, Inc. lagged. The owner of popular brands such as Fisher-Price, Barbie, Hot Wheels and American Girl was unable to quickly execute on its turnaround strategy and was hindered by weak holiday season demand. Given the disappointing quarters, continued risk in U.S. retail and the need for a longer-term fix, we exited the Fund’s position in Mattel before the dividend cut.
Also in the consumer discretionary sector, a position in Newell Brands Inc. was a modest detractor. The company has a strong portfolio of consumer products that have solid relationships with online and brick-and-mortar retailers. We recently added Newell Brands because we believed the company looked attractively valued with potential catalysts, and should benefit from synergies it can extract from its acquisition of Jarden. However, Hurricane Harvey had a material impact on Newell’s resin supplies with close to 70% of its suppliers located in impacted regions. This drove up costs as the company looked to find resin suppliers elsewhere. These higher costs are likely to carry over into the first half of next year and management has lowered EPS guidance for fiscal year 2017. However, we believe these near-term pressures will pass, while the company also has healthy organic top-line prospects and synergies from its Jarden acquisition that are yet to be fully realized. In addition, Newell Brands will continue to benefit from distribution through Amazon and other retail channels. Therefore, we continue to hold the stock.
In the consumer staples group, the Fund’s out-of-index position in tobacco product manufacturer Altria Group Inc. detracted during the reporting period. Shares fell following an in-line EPS number and discussions by the U.S. Food and Drug Administration (FDA) about curbing nicotine levels. We believe the FDA’s potential curb on nicotine levels is likely a multi-year process and will have little
8      NUVEEN

impact on company fundamentals in the near to medium term. We also believe that Altria is well positioned to cater to reduced risk product demand and can deliver on EPS growth through margin expansion and pricing. As such, we continue to hold Altria in the Fund.
Although the overall contribution from information technology was positive for the reporting period, the sector was home to one significant laggard. Semiconductor company QUALCOMM Inc., the world’s largest mobile chipmaker, gave up some of its gains from the previous reporting period after reporting mixed fourth-quarter results and guidance. The firm also continued to be battered by lawsuits surrounding the loyalty rates it charges customers. All the large handset manufacturers, including Samsung, Apple, Alphabet, Microsoft and Sony, pay licensing revenues to QUALCOMM from each handset sale. This lucrative licensing business generates a significant amount of the company’s profits. During the reporting period, Apple joined the lawsuit against the company, while also alleging that QUALCOMM withheld rebate payments as a retaliatory tactic. Despite the litigation issues, we believe this company will be able to retain its licensing business model, benefit from the push to 5G and use its acquisition of NXP Semiconductors to better leverage its technology.
Nuveen Mid Cap Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $941.0 million and $38.2 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
The Fund’s outperformance versus its Russell Midcap® Value benchmark was the result of both favorable stock selection and sector allocations. In terms of the former, security selection was strong in eight of the eleven sectors represented in the benchmark, including consumer discretionary, health care, financials, industrials, real estate investment trust (REIT), consumer staples, information technology and materials. Returns were also boosted by an overweight position in the strongly performing financial sector and underweight positions in three poorly performing sectors in the Russell Midcap® Value Index, REITs, consumer staples and telecommunication services.
The consumer discretionary sector was home to three standouts during the reporting period, including Best Buy Co. Inc., D.R. Horton Inc. and Mohawk Industries Inc. Electronics and technology products retailer Best Buy proved it was one of the few retailers that can effectively compete with industry behemoth Amazon by consistently growing market share across multiple categories. The company has superior merchandising and product expertise, vendor partnerships and a strong e-commerce business. Best Buy also benefited from new product launches and innovation, such as connected home. Shares jumped sharply to their highest level ever in late May after the company posted a quarterly profit that easily beat Wall Street forecasts. The results were driven by solid increases in both online sales and traffic in its brick-and-mortar locations. We exited our position after it met our price target. Shares of national single-family homebuilder D.R. Horton moved higher after the company reported another strong quarter with solid operating metrics. We like this company because it is the largest and most geographically diverse builder in the country. Also, its operations are wholly domestic, at a time when U.S. consumer confidence remains high and mortgage rates are still attractive. The company’s investment in Forestar, a land development company, will give D.R. Horton the first look at land sites, and the ability to keep its land inventory right sized for the environment, with less balance sheet risk. In addition, shares of Mohawk Industries rose steadily throughout the reporting
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Portfolio Managers’ Comments (continued)
period to hit new highs. The company is a manufacturer and distributor of flooring for residential and commercial applications, operating across North America, Europe, Russia and New Zealand. Although Mohawk’s earnings release in February was mixed, its outlook for 2017 was more positive than expected. The company continues to gain share in flooring and is aggressively moving into wall tile and countertops. During the reporting period, Mohawk entered into an agreement to acquire a ceramic company in Italy located near its existing facilities, while also revealing plans to build a new modular carpet plant in Belgium to serve the geographically fragmented European market. We continue to believe Mohawk Industries is a well-managed company and has a market share leading position.
The financial sector was another area of strength for the Fund driven by both superior stock selection and an overweight to the sector. The Fund’s top performer during the reporting period was Western Alliance Bancorporation, a multi-bank holding company that operates 40 branches in California, Arizona and Nevada with more than $17 billion in assets. Shares advanced strongly after company management reiterated a strong pipeline and reported a rebound in loan growth. Western Alliance continues to improve its earnings, while remaining well positioned with a strong capital and liquidity profile. The Fund also benefited from a position in discount on-line brokerage firm E*TRADE Financial Corporation, which reported strong second-quarter results that were well ahead of consensus, good customer asset growth and an improvement in its forward-looking guidance. The company’s new management team is focused on improving penetration among active traders by building a platform that better services the growing and lucrative derivatives trading market. E*TRADE also continues to search for opportunities to build out through further accretive acquisitions like its recent OptionHouse deal. The company recently reduced its Tier 1 leverage ratio, which freed up $520 million in capital, enabling a $1 billion share buyback to be completed by the end of 2018. E*TRADE’s valuation also remains at a discount relative to its peers.
We also saw solid results from a position in SLM Corp., a holding company that engages in the origination, servicing and administration of education loans. The company beat first-quarter 2017 earnings estimates, driven by a combination of higher-than-expected net interest income, a lower effective tax rate due to a new stock compensation accounting standard and lower-than-expected provisions expenses. The company also benefited from an improvement in its overall credit quality as net charge-offs as a percentage of average loans in repayment were lower compared to the same period a year ago. In a well-timed move, we decided to sell the Fund’s SLM position in April because we believed the stock was fully valued versus several other alternatives. Its shares were down sharply for the remainder of the reporting period. Lastly, brokerage, investment banking and asset management firm Raymond James Financial Inc. performed well following the release of February 2017 operating data, which showed commissions and fees tracking in line to slightly above fiscal second-quarter expectations. The company also beat earnings estimates in late April 2017, driven by a combination of a lower compensation expense ratio and a lower tax rate. By the end of the reporting period, shares of Raymond James had reached all-time highs.
Although health care was one of the weaker performing sectors in the index during the reporting period, the Fund benefited from its positon in Cigna Corporation. The company reported solid first-quarter earnings, highlighted by outperformance in its health care segment. Management also raised its current year guidance for enrollment growth after commercial membership exceeded expectations. In addition, investors responded positively to Cigna’s release from Medicare advantage sanctions that were imposed by the Centers for Medicare & Medicaid Services. We continue to like Cigna because we believe the company has a strong core growth outlook and potential catalysts from capital deployment.
In the industrials sector, the Fund benefited from positions in Owens Corning and Parker Hannifin Corporation. Owens Corning engages in the development, manufacture and marketing of insulation, roofing and fiberglass composites. Management continues to focus on cash flow and product diversity and recently updated its longer-term roofing margin guidance from mid-teens to 20% plus going forward. This, coupled with an attractive valuation, keeps us invested in this company. Parker-Hannifin is a manufacturer of motion and control technologies and systems, providing solutions for mobile, industrial and aerospace markets. Parker-Hannifin has strong organic growth, margin expansion and higher quality earnings than its peers. We expect sales synergies from the company’s Clarcor acquisition to aid sales and margin opportunities starting in fiscal year 2019.
The Fund had one standout in the information technology sector, memory chip manufacturer Micron Technology, Inc. The company’s shares hit all-time highs on the back of stellar quarterly results throughout the reporting period, despite a retirement announcement for the firm’s CEO Mark Durcan, a 30-year company veteran. In the final month of the reporting period, Micron posted another strong quarter, with significant growth in both revenue and earnings. Revenue doubled from one year ago, while the company also generated a substantial profit versus last year’s loss, driven by higher volumes and average selling prices (ASPs). In addition, Micron’s forward-looking guidance far exceeded Wall Street’s estimates. Recent market growth has been driven by macroeconomic factors, industry
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trends and the ever-increasing amount of semiconductor technology in various devices. We believe the industry will see continued strength in pricing for DRAM (dynamic random access memory) and NAND (negative-AND) chips going forward because demand growth is expected to continue outpacing supply.
On the negative side of the equation, stock selection was challenging in energy, one of only two sectors in the benchmark with a negative return. Several positions detracted including Pioneer Natural Resources Company, Nabors Industries Ltd, Superior Energy Services Inc., Cimarex Energy Co. and Newfield Exploration Company. While we expected to see global supply and demand fundamentals improve in 2017, it has taken longer than we anticipated, which has pressured our energy holdings. Pioneer Natural is the most active exploration and production (E&P) company in the Permian Basin with the largest land base in the Midland area. Although the company reported production at the high end of guidance, drilling delays have pushed out up to 30 wells into 2018. Midland oil volumes also missed expectations for the second straight quarter and management reduced its 2017 oil growth guidance. As a result, we sold our shares. Shares of Nabors Industries, an oil and gas drilling contractor with operations in more than 20 countries, lagged based on concerns of lower U.S. margins because of costs to move rigs and crews. The company reported a large first-quarter earnings miss due in part to high U.S. land re-deployment costs. We eliminated our position in Nabors based on the concern that a slower-than-expected drawdown of crude inventories will continue to weigh on oil prices and rig activity.
The Fund also experienced weakness from a position in Superior Energy, a global energy services company with solid market positioning in the well completion and production markets. The company’s stock came under pressure earlier in the reporting period due to a lack of sequential margin improvement in its North American operations. However, as the reporting period progressed, Superior Energy issued a first-quarter 2017 report that showed sequential improvement in its margin profile, driven primarily by increasing pressure pumping activity and pricing in its U.S. land completion services segment. Cimarex Energy’s solid results allowed it to raise its production guidance for the year, while keeping capital expenditures unchanged. However, we exited our position because we saw higher return opportunities elsewhere in the energy sector. Additionally, shares of independent E&P firm Newfield Exploration, a pioneer in the STACK play in the Anadarko Basin, were also highly sensitive to oil prices during the reporting period. We maintained our position because we continue to like this company’s pure-play exposure to the Anadarko Basin and believe it has significant upside potential in terms of both inventory and well productivity.
Finally, the REIT sector was home to one significant laggard, DDR Corporation, the owner and manager of more than 30 shopping centers in the U.S. and Puerto Rico. DDR’s fourth-quarter 2016 results and 2017 forecast fell below expectations with the company only making gradual progress on its turnaround efforts under recently appointed chief executive officer Tom August. As the reporting period progressed, retail’s difficult cyclical nature and secular changes caused by increased e-commerce penetration and price transparency continued to pressure this stock. We exited our position in DDR given expectations that the environment will remain challenging through 2017.
Nuveen Small Cap Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten year and/or since inception periods ended October 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and Lipper Small-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $23.6 million to $4.1 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
The Fund recorded strong absolute returns during the reporting period, but slightly underperformed versus its benchmarks primarily due to stock selection, particularly in the information technology, industrials and energy sectors. Information technology was a particu
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Portfolio Managers’ Comments (continued)
larly challenging group from a relative performance perspective. Shares of Synchronoss Technologies Inc., a provider of cloud management solutions for mobile carriers and mobile/identity theft management for enterprise clients, were under pressure throughout the reporting period. Earlier in the reporting period, Synchronoss executed a transformative acquisition of IntraLinks, which closed in January, to solidify its position in the emerging enterprise segment, while selling the majority of its declining cell phone activation business. Following a surprise negative pre-announcement of first-quarter results, the company announced that it would not be able to file its Form 10-Q in a timely manner given an accounting review. With shares retreating to eight-year lows from a valuation standpoint, the company’s board brought back two seasoned management team members to lead the company going forward. However, in September, shares tumbled substantially after the company disclosed that private equity firm Sirius Capital had rescinded its proposed acquisition of Synchronoss. In light of the ongoing financial restatement, the company’s $850 million in long-term debt and its customer concentration with Verizon, our investment thesis was broken and we exited the position.
The Fund also saw weak results from Plantronics Inc., a leading global provider of headsets to both enterprises (70% of revenue) and consumers. The company delivered a rare earnings miss in the second quarter versus expectations due to a faster-than-anticipated sales decline in the consumer segment because of pressure from lower-priced competing products. Enterprise sales were not strong enough to overcome this headwind and Plantronics continued to right size its cost structure. However, the stock has clawed back much of its decline since the second-quarter report as the company worked through what we believed were short-term issues. We remain invested based on the company’s strong new product line-up, continued double-digit growth into enterprises with unified communication platforms, and management’s track record of delivering margin expansion. Also in technology, shares of NETGEAR Inc. dropped sharply in late April 2017. The company is a leading manufacturer of wireless gateways and surveillance cameras on a global scale, serving primarily the residential and small business customer. Although NETGEAR reported solid first-quarter 2017 results, the company guided margins lower due to increased spending on sales and marketing. Consequently, we believed the market was being overly short sighted and maintained our position.
The information technology sector was also home to several strong performers. Investors bid up shares of MKS Instruments Inc., a leading provider of process control systems to manufacturers of both semiconductor equipment and non-semiconductor equipment on a global scale. The company posted a series of strong earnings reports due to healthy market demand and execution in its respective markets. MKS Instruments has benefited from recent technology transitions in semiconductor manufacturing toward 3D production approaches, which add capital intensity and drive demand for the company’s vacuum, power and analysis tools. Forward growth and profit prospects have also improved following the company’s transformative acquisition of Newport Corporation in April 2016, which has expanded and diversified MKS Instruments’ served market and offered cost improvement benefits. We continue to like this company given management’s ability to further improve operational efficiencies while paying down debt from previous acquisitions. Also, Cypress Semiconductor Corporation, a diversified manufacturer of semiconductors with an emphasis on the global industrial and automobile markets, reported solid first-quarter 2017 earnings and guidance for the second quarter with the company’s new, internally promoted chief executive officer at the helm. The company continued to execute on its game plan of targeted top-line growth with gross margin expansion in 2017 and 2018. Finally, shares of NeuStar Inc., a specialty data analytics and security services provider, jumped sharply after the company agreed to be acquired by a private equity group at a strong premium.
Stock selection was also challenging in the industrial area where shares of Babcock & Wilcox Enterprises Inc. sold off sharply during the reporting period. The company manufacturers, services and installs highly complex equipment and systems for power generation and industrial applications globally. Although it specializes in boiler and environmental solutions, Babcock & Wilcox has diversified its business over the past two years. After closely monitoring issues in its Renewables segment that cropped up in late 2016, we believed the company was on track during the first and second quarters of 2017. We concluded that the metrics we were tracking, although relevant, did not preclude additional negative surprises in the future. We’ve also lost confidence in the management team’s ability to navigate through these challenges; therefore, we exited our position. Also in industrials, the Fund saw weak results from LSC Communications Inc., a printing company servicing print media, catalogues, books and office products. Several factors weighed on shares during the reporting period including the company’s second-quarter 2017 report, which came in below expectations. Management also lowered full-year guidance primarily due to tough year-over-year comparisons in the first half of 2017, while an expected seasonal rebound in demand for books has not yet materialized. Additionally, one of the company’s close peers had a difficult quarter and a sell-side analyst downgraded the stock, which pressured shares. We continue to hold LSC Communications because of its attractive valuation, strong free cash flow and dividend yield of nearly 6%.
Elsewhere in industrials, the Fund continued to see strong returns from a position in NN Inc., a diversified manufacturer of plastic and metal components. Shares advanced following a solid fourth-quarter 2016 earnings report and favorable 2017 guidance. On the heels
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of difficult end markets in 2015 and 2016, NN’s management expressed a more optimistic tone to start 2017, particularly for its short-cycle industrial business. The company also divested its legacy Precision Bearing Components business in August and is looking to redeploy funds from the divestiture primarily toward acquisitions, which will fulfill its diversification strategy. A portion of the funds will also go toward debt reduction. Additionally, the Fund experienced favorable results from a position in Brink’s Company, a global armed security services company primarily focused on cash-in-transit, highly valuable precious gemstones and high-value merchandise. Brink’s posted another strong quarter, beating estimates and raising full-year 2017 guidance for the second time this year. Management is executing well on the company’s margin improvement story, while also surprising investors with several accretive bolt-on acquisitions.
In energy, a combination of the Fund’s overweight to the poorly performing exploration and production (E&P) space and its positions in Superior Energy Services Inc., Callon Petroleum Company and WPX Energy Inc. detracted during this reporting period. Shares of Superior Energy, a global energy services company with solid market positioning in the well completion and production markets for its E&P customer base, came under pressure earlier in the reporting period due to a lack of sequential margin improvement in its North American operations. However, as the reporting period progressed, the company issued a quarterly report that showed sequential improvement in its margin profile, driven primarily by increasing pressure pumping activity and pricing in its U.S. land completion services segment. Callon Petroleum, a pure-play Permian E&P company, saw its shares decline early on after it announced a strategic and complementary acquisition in the Delaware Basin region of the Permian, capping a series of acquisitions in 2016. However, the company’s first-quarter 2017 report indicated that Callon was back on track with its production growth profile, operating margins and solid individual well results that solidify the underlying value of acreage acquired in 2016. The company’s management team has a strong track record of improving on underwriting assumptions used in its acquisitions, which we believe should narrow its discount to other Permian pure-play stocks. WPX Energy is a North American centric E&P company with core exposure to the Delaware Basin and the Williston Basin. Management has effectively repositioned the company and cleaned up its balance sheet through asset sales. WPX Energy reported solid first-quarter 2017 results and delivered on the monetization of one of its mid-stream assets. We believe WPX Energy remains one of the best positioned to provide continued growth with favorable economics, given its improved liquidity position, execution track record, tenured exposure to both the Permian and Bakken basins, and a solid hedged position over the next 12 to 18 months. We remain invested in all three companies based on the improving fundamental backdrop and other recent signs of strength.
On the other hand, security selection was favorable in the financials, materials and consumer discretionary sectors during this reporting period. Performance was also aided by underweight positions in consumer staples and real estate investment trusts (REITs), two of the three worst performing sectors in the Russell 2000® Value benchmark, which were both in the red during this reporting period.
The financial sector was by far the Fund’s top performing area, including strong contributions from Preferred Bank, CNO Financial Group, Inc. and Evercore Partners Inc. California-based regional bank Preferred Bank continued to outperform expectations due to its strong loan and deposit growth coupled with good credit quality metrics. Our outlook remains positive for this franchise given its attractive valuation relative to peers and organic growth outlook. Diversified life insurance firm CNO Financial announced that it was resuming its share buyback plan, which was a positive catalyst for the company’s share price. Investors were encouraged that the company had moved past last year’s controversy with reinsurer Beechwood Re. We anticipate that management’s focus on improving operating results will aid in lifting the return on equity for CNO Financial, closing the stock’s discount to book value. Independent investment banking advisory firm Evercore Partners Inc. proved that it was well positioned in the current pro-business climate as the company builds out its advisor base. The pipeline of transactions, new advisor hires and an improved economic environment boded well for Evercore’s shares during the reporting period. The firm’s first and second quarter reports continued to display above-expected top- and bottom-line results aided by its advisory line of business and the tailwinds of an improving merger and acquisition market. We are optimistic about the outlook for Evercore Partners given its strong backlog of transactions and continued recruiting success.
In materials, the Fund was helped by a position in Kraton Corporation, a global manufacturer of commodity and specialty polymers that are used in a wide variety of products. Earlier in the reporting period, shares were under pressure after the company missed consensus earnings and reduced 2016 guidance, mainly due to competitive pricing pressures in its chemical segment. However, as 2017 progressed, Kraton delivered strong earnings surprises in the second and third quarters due to solid growth in its polymer area and an improving backdrop for its chemicals segment. The company is also benefiting from a successful acquisition of Arizona Chemical, which is leading to cost synergies, raw material diversification and broadening end market exposure. We believe this acquisition should give Kraton a more consistent and stronger business model.
In the consumer discretionary sector, the Fund experienced strong results from a position in Dana Incorporated, an auto parts and equipment supplier focused on axles, drive shafts and power technologies. Shares were on an upward trajectory for the second half of
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Portfolio Managers’ Comments (continued)
the reporting period after the company experienced strong top- and bottom-line results in the third fiscal quarter as production in key consumer and commercial auto lines continued to display strong momentum. Dana has raised 2017 sales and earnings per share guidance given new business wins and strong production visibility.
In the health care area, the Fund benefited from a position in health care services company Tivity Health Inc., which is undergoing a transformation and changed its name from Healthways earlier this year. The company provides fitness programs, health benefits management and physical therapy services, primarily focused on the elderly population within the Medicare Advantage program. Tivity Health’s shares advanced after the company beat first-quarter expectations and raised its full-year 2017 guidance. This favorable news was followed by rumors later in June that Tivity Health was in preliminary discussions with private equity firms for a potential sale.
Finally, although overall results were slightly positive in the real estate investment trust (REIT) sector, the Fund experienced weakness from a position in Kite Realty Group Trust, a shopping center REIT with properties focused in Indiana, Florida and Texas. The challenging retail environment has negatively impacted Kite Realty and its peers as many retailers have closed their doors. However, management has remained on track with its acquisition/disposition program and the firm has experienced improving same-store sales net operating income, despite its weak stock price. We maintained our holding in Kite Realty given its better-than-expected operating metrics and attractive valuation as management continues to successfully navigate the challenging industry dynamics.
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Risk
Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
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Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
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Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	20.95%	12.31%	6.81%
Class A Shares at maximum Offering Price	14.01%	10.99%	6.18%
Russell 1000® Value Index	17.78%	13.48%	5.99%
S&P 500® Index	23.63%	15.18%	7.51%
Lipper Equity Income Funds Classification Average	17.85%	11.59%	6.08%
Class C Shares	20.09%	11.51%	6.02%
Class R3 Shares	20.64%	12.01%	6.53%
Class I Shares	21.25%	12.58%	7.08%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	21.40%	11.77%
Class T Shares at NAV*	N/A	6.26%
Class T Shares at maximum Offering Price*	N/A	3.63%
Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	18.14%	12.06%	6.90%
Class A Shares at maximum Offering Price	11.34%	10.75%	6.27%
Class C Shares	17.27%	11.23%	6.10%
Class R3 Shares	17.91%	11.79%	6.63%
Class I Shares	18.47%	12.34%	7.17%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	18.63%	11.85%
Class T Shares at NAV*	N/A	5.65%
Class T Shares at maximum Offering Price*	N/A	3.04%
Since inception return for Class R6 Shares and Class T Shares are from 2/28/13 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans.
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Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.07%	1.82%	1.33%	0.72%	0.82%	1.07%
Growth of an Assumed $10,000 Investment as of October 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
*	Class T Shares are not available for public offering.
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Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	24.43%	14.90%	6.43%
Class A Shares at maximum Offering Price	17.27%	13.54%	5.80%
Russell Midcap® Value Index	17.12%	14.49%	7.90%
Lipper Mid-Cap Value Funds Classification Average	18.50%	13.00%	6.84%
Class C Shares	23.52%	14.04%	5.64%
Class R3 Shares	24.11%	14.61%	6.17%
Class I Shares	24.75%	15.19%	6.69%
Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.53%	14.12%	6.40%
Class A Shares at maximum Offering Price	10.76%	12.78%	5.77%
Class C Shares	16.64%	13.27%	5.60%
Class R3 Shares	17.25%	13.84%	6.13%
Class I Shares	17.85%	14.41%	6.66%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.32%	2.07%	1.57%	1.07%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
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Growth of an Assumed $10,000 Investment as of October 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
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Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	23.06%	16.00%	8.50%
Class A Shares at maximum Offering Price	15.99%	14.63%	7.86%
Russell 2000® Value Index	24.81%	13.58%	7.04%
Lipper Small-Cap Value Funds Classification Average	23.41%	12.40%	6.78%
Class C Shares	22.14%	15.12%	7.69%
Class R3 Shares	22.79%	15.70%	8.24%
Class I Shares	23.40%	16.29%	8.77%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	23.40%	19.64%
Class T Shares at NAV*	N/A	8.08%
Class T Shares at maximum Offering Price*	N/A	5.38%
Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	16.65%	15.23%	8.56%
Class A Shares at maximum Offering Price	9.94%	13.88%	7.92%
Class C Shares	15.84%	14.37%	7.76%
Class R3 Shares	16.39%	14.94%	8.30%
Class I Shares	16.97%	15.52%	8.83%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	16.98%	19.62%
Class T Shares at NAV*	N/A	6.47%
Class T Shares at maximum Offering Price*	N/A	3.80%
Since inception return for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans.
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Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	1.32%	2.07%	1.57%	0.95%	1.07%	1.32%
Net Expense Ratios	1.22%	1.97%	1.47%	0.85%	0.97%	1.22%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
*	Class T Shares are not available for public offering.
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Holding
Summaries October 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Investments Purchased with Collateral from Securities Lending	1.4%
Money Market Funds	0.8%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	16.1%
Oil, Gas & Consumable Fuels	13.0%
Pharmaceuticals	5.0%
Insurance	4.7%
Chemicals	4.0%
Biotechnology	3.8%
Equity Real Estate Investment Trust	3.7%
Technology Hardware, Storage & Peripherals	3.5%
Food & Staples Retailing	3.5%
Multi-Utilities	3.3%
Capital Markets	2.9%
Software	2.8%
Hotels, Restaurants & Leisure	2.8%
Diversified Telecommunication Services	2.7%
Health Care Providers & Services	2.5%
Tobacco	2.5%
Communications Equipment	2.4%
Other	20.0%
Investments Purchased with Collateral from Securities Lending	1.4%
Money Market Funds	0.8%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
JPMorgan Chase & Co.	4.9%
Citigroup Inc.	4.4%
Chevron Corporation	4.2%
Pfizer Inc.	2.9%
AbbVie Inc.	2.7%
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Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Money Market Funds	1.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	9.4%
Banks	7.1%
Capital Markets	6.8%
Household Durables	6.3%
Machinery	5.9%
Oil, Gas & Consumable Fuels	5.8%
Insurance	5.4%
Electric Utilities	4.3%
IT Services	3.5%
Software	3.2%
Health Care Providers & Services	3.1%
Chemicals	2.9%
Multi-Utilities	2.7%
Containers & Packaging	2.7%
Food Products	2.6%
Aerospace & Defense	2.4%
Hotels, Restaurants & Leisure	2.3%
Consumer Finance	2.2%
Mortgage Real Estate Investment Trust	1.9%
Other	18.3%
Money Market Funds	1.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
L-3 Communications Holdings, Inc.	2.4%
E*TRADE Financial Corporation	2.3%
Edison International	2.2%
Mohawk Industries Inc.	2.1%
Raymond James Financial Inc	2.1%
NUVEEN       25

Holding Summaries October 31, 2017 (continued)
Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Investments Purchased with Collateral from Securities Lending	2.3%
Money Market Funds	1.6%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	18.8%
Equity Real Estate Investment Trust	8.0%
Insurance	5.5%
Communications Equipment	5.4%
Thrifts & Mortgage Finance	4.7%
Commercial Services & Supplies	4.2%
Oil, Gas & Consumable Fuels	4.0%
Construction & Engineering	3.7%
Semiconductors & Semiconductor Equipment	3.5%
Machinery	3.5%
Auto Components	2.9%
Health Care Providers & Services	2.6%
Chemicals	2.6%
Electronic Equipment, Instruments & Components	2.6%
Metals & Mining	2.5%
Household Durables	2.5%
Mortgage Real Estate Investment Trust	2.0%
Other	19.8%
Investments Purchased with Collateral from Securities Lending	2.3%
Money Market Funds	1.6%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Radian Group Inc.	2.0%
Sterling Bancorp	2.0%
Invesco Mortgage Capital Inc.	2.0%
Plantronics Inc.	1.9%
Banner Corporation	1.8%
26       NUVEEN

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen Dividend Value Fund and Nuveen Small Cap Value Fund reflect only the first 154 days of the Classes’ operations, they may not provide a meaningful understanding of the Classes’ ongoing expenses.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2017.
The beginning of the period is May 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,061.10	$1,057.80	$1,060.10	$1,062.80	$1,062.40	$1,062.60
Expenses Incurred During the Period	$ 5.66	$ 9.54	$ 6.96	$ 3.80	$ 4.37	$ 4.71
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.71	$1,015.93	$1,018.45	$1,021.53	$1,020.97	$1,019.71
Expenses Incurred During the Period	$ 5.55	$ 9.35	$ 6.82	$ 3.72	$ 4.28	$ 4.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.84%, 1.34%, 0.73% and 0.84% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund's annualized net expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 154/365 (to reflect 154 days in the period since class commencement of operations).
*	Class T Shares are not available for public offering.
NUVEEN      27

Expense Examples (continued)
Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,088.20	$1,084.20	$1,086.80	$1,089.80
Expenses Incurred During the Period	$ 6.16	$ 10.09	$ 7.47	$ 4.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,018.05	$1,020.57
Expenses Incurred During the Period	$ 5.96	$ 9.75	$ 7.22	$ 4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42% and 0.92% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,042.20	$1,038.40	$1,041.00	$1,044.40	$1,043.60	$1,080.80
Expenses Incurred During the Period	$ 6.23	$ 10.07	$ 7.51	$ 4.07	$ 4.94	$ 5.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.11	$1,015.32	$1,017.85	$1,021.22	$1,020.37	$1,019.16
Expenses Incurred During the Period	$ 6.16	$ 9.96	$ 7.43	$ 4.02	$ 4.89	$ 5.08
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.46%, 0.79% and 0.96% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund's annualized net expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 154/365 (to reflect 154 days in the period since class commencement of operations).
*	Class T Shares are not available for public offering.
28      NUVEEN

Report of
Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund and Nuveen Small Cap Value Fund (separate portfolios of Nuveen Investment Funds, Inc., hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
December 27, 2017
NUVEEN      29

Nuveen Dividend Value Fund
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 2.0%
107,805	General Dynamics Corporation	$ 21,882,259
	Banks – 16.1%
399,469	BankUnited Inc.	13,921,495
331,515	CIT Group Inc.	15,455,229
652,264	Citigroup Inc.	47,941,404
1,305,998	Huntington BancShares Inc.	18,022,772
532,497	JPMorgan Chase & Co.	53,574,523
824,987	KeyCorp	15,056,013
207,761	Wells Fargo & Company	11,663,703
	Total Banks	175,635,139
	Biotechnology – 3.8%
328,153	AbbVie Inc.	29,615,808
163,189	Gilead Sciences, Inc.	12,232,648
	Total Biotechnology	41,848,456
	Capital Markets – 2.9%
152,649	NASDAQ Stock Market, Inc.	11,089,950
246,376	Raymond James Financial Inc.	20,887,757
	Total Capital Markets	31,977,707
	Chemicals – 4.0%
97,560	Celanese Corporation, Series A	10,176,484
137,098	Eastman Chemical Company	12,449,869
100,163	PPG Industries, Inc.	11,642,947
63,440	Praxair, Inc.	9,269,853
	Total Chemicals	43,539,153
	Communications Equipment – 2.4%
781,404	Cisco Systems, Inc.	26,684,947
	Containers & Packaging – 1.5%
271,143	WestRock Company	16,629,200
	Diversified Telecommunication Services – 2.7%
867,146	AT&T Inc.	29,179,463
	Electric Utilities – 1.9%
131,270	NextEra Energy Inc.	20,356,039
30      NUVEEN

Shares	Description (1)	Value
	Electrical Equipment – 1.2%
102,809	Hubbell Inc.	$ 12,935,428
	Energy Equipment & Services – 1.2%
311,042	Halliburton Company	13,293,935
	Equity Real Estate Investment Trust – 3.7%
212,180	Crown Castle International Corporation	22,720,234
600,858	Park Hotels & Resorts, Inc.	17,298,702
	Total Equity Real Estate Investment Trust	40,018,936
	Food & Staples Retailing – 3.5%
158,155	CVS Health Corporation	10,838,362
310,577	Wal-Mart Stores, Inc.	27,116,478
	Total Food & Staples Retailing	37,954,840
	Food Products – 1.1%
151,656	Kraft Heinz Company	11,727,558
	Health Care Providers & Services – 2.5%
76,130	Cigna Corporation	15,014,358
60,649	UnitedHealth Group Incorporated	12,749,633
	Total Health Care Providers & Services	27,763,991
	Hotels, Restaurants & Leisure – 2.8%
193,423	Hilton Worldwide Holdings Inc.	13,980,626
260,263	Six Flags Entertainment Corporation, (2)	16,341,914
	Total Hotels, Restaurants & Leisure	30,322,540
	Household Durables – 2.4%
373,415	D.R. Horton, Inc.	16,508,677
237,395	Newell Brands Inc.	9,680,968
	Total Household Durables	26,189,645
	Insurance – 4.7%
517,349	Old Republic International Corporation	10,497,011
236,978	Prudential Financial, Inc.	26,176,590
94,095	Willis Towers Watson PLC	15,156,823
	Total Insurance	51,830,424
	IT Services – 2.4%
138,438	DXC Technology Company	12,669,846
146,075	Fidelity National Information Services	13,549,917
	Total IT Services	26,219,763
	Media – 1.0%
317,223	Comcast Corporation, Class A	11,429,545
	Mortgage Real Estate Investment Trust – 1.5%
736,749	Starwood Property Trust Inc.	15,847,471
NUVEEN      31

Nuveen Dividend Value Fund (continued)
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	Multi-Utilities – 3.3%
413,684	CenterPoint Energy, Inc.	$12,236,773
269,938	CMS Energy Corporation	13,056,901
92,867	DTE Energy Company	10,258,089
	Total Multi-Utilities	35,551,763
	Oil, Gas & Consumable Fuels – 13.0%
394,333	Anadarko Petroleum Corporation	19,468,220
394,735	Chevron Corporation	45,745,839
460,631	HollyFrontier Company	17,020,315
278,404	Occidental Petroleum Corporation	17,976,546
82,828	Pioneer Natural Resources Company	12,396,867
243,113	Targa Resources Corporation	10,089,190
690,730	Williams Companies Inc.	19,685,805
	Total Oil, Gas & Consumable Fuels	142,382,782
	Personal Products – 1.0%
185,133	Unilever NV	10,730,309
	Pharmaceuticals – 5.0%
402,466	Merck & Company Inc.	22,171,852
917,294	Pfizer Inc.	32,160,328
	Total Pharmaceuticals	54,332,180
	Road & Rail – 1.6%
348,131	CSX Corporation	17,556,246
	Semiconductors & Semiconductor Equipment – 1.2%
180,780	Xilinx, Inc.	13,321,678
	Software – 2.8%
353,392	CA Technologies	11,442,833
229,489	Microsoft Corporation	19,088,895
	Total Software	30,531,728
	Technology Hardware, Storage & Peripherals – 3.5%
92,220	Apple, Inc.	15,588,869
1,040,864	HP Inc.	22,430,619
	Total Technology Hardware, Storage & Peripherals	38,019,488
	Tobacco – 2.5%
422,523	Altria Group Inc.	27,134,427
	Total Long-Term Investments (cost $794,838,797)	1,082,827,040

32      NUVEEN

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.4%
	Money Market Funds – 1.4%
15,812,500	First American Government Obligations Fund, Class X , (3)	0.943% (4)	$ 15,812,500
	Total Investments Purchased with Collateral from Securities Lending (cost $15,812,500)		15,812,500

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.8%
	Money Market Funds – 0.8%
8,766,419	First American Treasury Obligations Fund, Class Z	0.918% (4)	$ 8,766,419
	Total Short-Term Investments (cost $8,766,419)		8,766,419
	Total Investments (cost $819,417,716) – 101.4%		1,107,405,959
	Other Assets Less Liabilities – (1.4)%		(15,450,792)
	Net Assets – 100%		$ 1,091,955,167
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $15,697,500.
(3)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
NUVEEN      33

Nuveen Mid Cap Value Fund
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Aerospace & Defense – 2.4%
13,921	L-3 Communications Holdings, Inc.	$ 2,605,733
	Air Freight & Logistics – 0.8%
11,987	XPO Logistics, Incorporated	831,298
	Banks – 7.1%
29,660	East West Bancorp Inc.	1,774,855
156,036	Huntington BancShares Inc.	2,153,297
112,189	KeyCorp	2,047,449
33,964	Western Alliance Bancorporation, (2)	1,895,191
	Total Banks	7,870,792
	Building Products – 1.5%
20,653	Owens Corning	1,707,797
	Capital Markets – 6.8%
59,119	E*TRADE Financial Corporation	2,576,997
14,213	Evercore Partners Inc.	1,138,462
21,377	NASDAQ Stock Market, Inc.	1,553,039
26,781	Raymond James Financial Inc.	2,270,493
	Total Capital Markets	7,538,991
	Chemicals – 2.9%
12,469	Celanese Corporation, Series A	1,300,641
20,601	Eastman Chemical Company	1,870,777
	Total Chemicals	3,171,418
	Consumer Finance – 2.2%
18,322	Discover Financial Services	1,218,963
37,275	Synchrony Financial	1,215,910
	Total Consumer Finance	2,434,873
	Containers & Packaging – 2.7%
17,772	International Paper Company	1,017,802
32,199	WestRock Company	1,974,765
	Total Containers & Packaging	2,992,567
	Electric Utilities – 4.3%
29,805	Alliant Energy Corporation	1,289,364
29,773	Edison International	2,380,351
21,062	Westar Energy Inc.	1,126,396
	Total Electric Utilities	4,796,111
34      NUVEEN

Shares	Description (1)	Value
	Electrical Equipment – 1.2%
10,789	Hubbell Inc.	$ 1,357,472
	Electronic Equipment, Instruments & Components – 1.4%
18,600	Arrow Electronics, Inc., (2)	1,554,774
	Energy Equipment & Services – 1.3%
159,629	Superior Energy Services, Inc.	1,407,928
	Equity Real Estate Investment Trust – 9.4%
10,988	Digital Realty Trust Inc.	1,301,419
25,878	Entertainment Properties Trust	1,790,240
63,614	First Industrial Realty Trust, Inc.	1,964,400
17,909	Mid-America Apartment Communities	1,832,986
58,910	Park Hotels & Resorts, Inc.	1,696,019
55,091	Washington Real Estate Investment Trust	1,773,379
	Total Equity Real Estate Investment Trust	10,358,443
	Food Products – 2.6%
29,852	Lamb Weston Holding, Inc.	1,522,154
24,950	Pinnacle Foods Inc.	1,357,779
	Total Food Products	2,879,933
	Gas Utilities – 1.5%
28,885	National Fuel Gas Company	1,676,774
	Health Care Equipment & Supplies – 0.9%
8,181	Zimmer Biomet Holdings, Inc.	994,973
	Health Care Providers & Services – 3.1%
16,136	Centene Corporation	1,511,459
9,451	Cigna Corporation	1,863,926
	Total Health Care Providers & Services	3,375,385
	Hotels, Restaurants & Leisure – 2.3%
59,222	MGM Resorts International Inc.	1,856,610
5,417	Royal Caribbean Cruises Limited	670,462
	Total Hotels, Restaurants & Leisure	2,527,072
	Household Durables – 6.3%
42,514	D.R. Horton, Inc.	1,879,544
8,993	Mohawk Industries Inc.	2,354,008
35,791	Newell Brands Inc.	1,459,557
7,719	Whirlpool Corporation	1,265,375
	Total Household Durables	6,958,484
	Insurance – 5.4%
101,877	Old Republic International Corporation	2,067,084
30,510	Unum Group	1,587,741
NUVEEN      35

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	Insurance (continued)
14,051	Willis Towers Watson PLC	$ 2,263,335
	Total Insurance	5,918,160
	Internet Software & Services – 0.8%
7,016	LogMeIn Inc.	849,287
	IT Services – 3.5%
15,662	DXC Technology Company	1,433,386
14,158	Fidelity National Information Services	1,313,296
60,366	First Data Corporation, Class A Shares	1,075,119
	Total IT Services	3,821,801
	Leisure Products – 0.7%
8,447	Hasbro, Inc.	782,108
	Life Sciences Tools & Services – 1.0%
16,671	Agilent Technologies, Inc.	1,134,128
	Machinery – 5.9%
7,436	Cummins Inc.	1,315,280
20,833	Dover Corporation	1,989,343
15,585	Ingersoll Rand Company Limited, Class A	1,380,831
10,315	Parker Hannifin Corporation	1,883,622
	Total Machinery	6,569,076
	Metals & Mining – 1.2%
36,882	Steel Dynamics Inc.	1,372,379
	Mortgage Real Estate Investment Trust – 1.9%
95,995	Starwood Property Trust Inc.	2,064,853
	Multi-Utilities – 2.7%
15,380	DTE Energy Company	1,698,875
50,161	NiSource Inc.	1,322,745
	Total Multi-Utilities	3,021,620
	Oil, Gas & Consumable Fuels – 5.8%
30,243	Anadarko Petroleum Corporation	1,493,097
47,033	HollyFrontier Company	1,737,869
158,688	Marathon Oil Corporation	2,256,544
31,029	Newfield Exploration Company, (2)	955,383
	Total Oil, Gas & Consumable Fuels	6,442,893
	Real Estate Management & Development – 1.6%
13,275	Jones Lang LaSalle Inc.	1,718,980
	Road & Rail – 1.1%
16,712	Genesee & Wyoming Inc., (2)	1,199,587
36      NUVEEN

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 0.9%
22,475	Micron Technology, Inc., (2)	$ 995,867
	Software – 3.2%
39,536	CA Technologies	1,280,176
6,762	Electronic Arts Inc.	808,735
20,923	Parametric Technology Corporation	1,390,333
	Total Software	3,479,244
	Specialty Retail – 1.4%
24,002	Signet Jewelers Limited	1,573,811
	Thrifts & Mortgage Finance – 1.0%
42,928	BofI Holdings, Inc.	1,154,763
	Total Long-Term Investments (cost $88,775,632)	109,139,375

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.1%
	Money Market Funds – 1.1%
1,141,333	First American Treasury Obligations Fund, Class Z	0.918% (3)	$ 1,141,333
	Total Short-Term Investments (cost $1,141,333)		1,141,333
	Total Investments (cost $89,916,965) – 99.9%		110,280,708
	Other Assets Less Liabilities – 0.1%		161,654
	Net Assets – 100%		$ 110,442,362
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
NUVEEN      37

Nuveen Small Cap Value Fund
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Air Freight & Logistics – 1.0%
791,041	Air Transport Servcies Group Inc., (2)	$ 19,143,192
	Auto Components – 2.9%
759,697	Cooper Tire & Rubber	24,918,061
999,528	Dana Incorporated	30,475,609
	Total Auto Components	55,393,670
	Banks – 18.8%
326,618	Bank of the Ozarks, Inc.	15,226,931
620,523	Banner Corporation	35,568,378
591,343	Berkshire Hills Bancorp, Inc.	22,648,437
739,106	Customers Bancorp Inc.	20,207,158
761,518	First Busey Corporation	23,698,440
548,612	Heartland Financial USA, Inc.	27,019,141
392,977	IberiaBank Corporation	28,982,054
545,837	Preferred Bank Los Angeles	33,694,518
801,659	Renasant Corporation	33,188,683
1,521,079	Sterling Bancorp	38,103,029
644,633	Webster Financial Corporation	35,448,369
444,940	Western Alliance Bancorporation	24,827,652
325,163	Wintrust Financial Corporation	26,432,500
	Total Banks	365,045,290
	Capital Markets – 1.6%
380,711	Evercore Partners Inc.	30,494,951
	Chemicals – 2.6%
539,198	Kraton Corporation, (2)	26,436,878
333,287	Minerals Technologies Inc.	23,963,335
	Total Chemicals	50,400,213
	Commercial Services & Supplies – 4.2%
314,000	Brink's Company	23,895,400
1,142,947	LSC Communications, Inc.	18,492,883
758,333	Quad Graphics Inc.	17,282,409
540,463	SP Plus Corporation, (2)	20,942,941
	Total Commercial Services & Supplies	80,613,633
	Communications Equipment – 5.4%
639,093	Finisar Corporation	15,044,249
38      NUVEEN

Shares	Description (1)	Value
	Communications Equipment (continued)
518,855	NETGEAR Inc.	$24,204,586
821,717	Plantronics Inc.	37,273,083
1,652,445	Radware, Limited, (2)	28,983,885
	Total Communications Equipment	105,505,803
	Construction & Engineering – 3.7%
1,036,068	Aegion Corporation, (2)	24,130,024
325,804	Emcor Group Inc.	26,230,480
780,606	Tutor Perini Corporation, (2)	22,013,089
	Total Construction & Engineering	72,373,593
	Diversified Telecommunication Services – 1.4%
3,251,388	Vonage Holdings Corporation, (2)	26,433,784
	Electric Utilities – 1.7%
348,167	El Paso Electric Company	20,019,602
306,635	PNM Resources Inc.	13,307,959
	Total Electric Utilities	33,327,561
	Electrical Equipment – 1.2%
275,989	Regal-Beloit Corporation	22,396,507
	Electronic Equipment, Instruments & Components – 2.6%
818,235	Sanmina-SCI Corporation, (2)	26,776,740
1,024,136	Vishay Intertechnology Inc., (3)	22,787,026
	Total Electronic Equipment, Instruments & Components	49,563,766
	Energy Equipment & Services – 2.0%
1,333,535	Propetro Holding Corp, (2), (3)	20,309,738
2,043,578	Superior Energy Services, Inc.	18,024,358
	Total Energy Equipment & Services	38,334,096
	Equity Real Estate Investment Trust – 8.0%
1,358,257	Brandywine Realty Trust	23,755,915
221,249	Entertainment Properties Trust	15,306,006
724,899	Kite Realty Group Trust	13,548,362
1,014,584	RLJ Lodging Trust	21,975,889
991,014	STAG Industrial Inc.	27,054,682
1,767,629	Summit Hotel Properties Inc.	27,946,215
782,466	Washington Real Estate Investment Trust	25,187,581
	Total Equity Real Estate Investment Trust	154,774,650
	Food & Staples Retailing – 0.6%
492,447	SpartanNash Co	12,089,574
	Gas Utilities – 1.1%
275,407	Spire, Inc.	21,743,383
NUVEEN      39

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	Health Care Equipment & Supplies – 1.0%
638,831	Globus Medical Inc., Class A, (2)	$ 20,359,544
	Health Care Providers & Services – 2.6%
380,628	AMN Healthcare Services Inc., (3)	16,709,569
742,462	Civitas Solutions Inc., (2)	13,846,917
436,712	Tivity Health Inc., (2), (3)	20,197,930
	Total Health Care Providers & Services	50,754,416
	Hotels, Restaurants & Leisure – 0.7%
88,390	CBRL Group Inc., (3)	13,800,331
	Household Durables – 2.5%
501,190	CalAtlantic Group Inc.	24,728,715
878,995	La Z Boy Inc.	23,688,915
	Total Household Durables	48,417,630
	Insurance – 5.5%
423,778	American Equity Investment Life Holding Company	12,505,689
386,586	Amerisafe, Inc.	25,012,114
381,049	Argo Group International Holdings Inc.	23,987,035
1,186,964	CNO Financial Group, Inc.	28,451,527
363,015	Horace Mann Educators Corporation, (3)	15,900,057
	Total Insurance	105,856,422
	Leisure Products – 1.1%
437,348	Brunswick Corporation	22,151,676
	Machinery – 3.5%
355,734	Altra Industrial Motion, Inc.	17,039,659
1,252,622	Milacron Holdings Corporation, (2)	22,484,565
941,580	NN, Inc.	27,823,689
	Total Machinery	67,347,913
	Media – 1.1%
421,042	Meredith Corporation, (3)	22,315,226
	Metals & Mining – 2.5%
1,154,981	Commercial Metals Company	22,499,030
2,364,286	SunCoke Energy Inc.	26,219,932
	Total Metals & Mining	48,718,962
	Mortgage Real Estate Investment Trust – 2.0%
2,200,040	Invesco Mortgage Capital Inc.	37,884,689
	Multiline Retail – 1.2%
452,288	Big Lots, Inc., (3)	23,206,897
	Oil, Gas & Consumable Fuels – 4.0%
1,658,492	Callon Petroleum Company	18,392,676
40      NUVEEN

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
702,635	Delek US Holdings Inc.	$18,303,642
5,418,672	Scorpio Tankers Inc.	19,290,472
1,984,354	WPX Energy Inc., (2)	22,383,513
	Total Oil, Gas & Consumable Fuels	78,370,303
	Professional Services – 1.0%
443,949	Korn Ferry International, (3)	18,570,387
	Semiconductors & Semiconductor Equipment – 3.5%
2,032,623	Amkor Technology Inc., (2)	23,517,448
1,171,849	Cypress Semiconductor Corporation	18,585,525
239,447	MKS Instruments Inc.	26,015,917
	Total Semiconductors & Semiconductor Equipment	68,118,890
	Software – 1.2%
1,240,495	TiVo, Inc.	22,514,984
	Specialty Retail – 0.4%
707,412	Kirkland's, Inc., (2)	8,276,720
	Textiles, Apparel & Luxury Goods – 0.5%
306,982	Culp Inc.	9,731,329
	Thrifts & Mortgage Finance – 4.7%
752,706	Flagstar Bancorp Inc., (2)	28,128,623
1,846,289	Radian Group Inc.	38,698,218
483,543	WSFS Financial Corporation	24,032,087
	Total Thrifts & Mortgage Finance	90,858,928
	Water Utilities – 1.0%
466,276	California Water Service Group	19,583,592
	Total Long-Term Investments (cost $1,722,031,486)	1,914,472,505

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.3%
	Money Market Funds – 2.3%
45,284,057	First American Government Obligations Fund, Class X , (4)	0.943% (5)	$ 45,284,057
	Total Investments Purchased with Collateral from Securities Lending (cost $45,284,057)		45,284,057

NUVEEN      41

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.6%
	Money Market Funds – 1.6%
30,572,155	First American Treasury Obligations Fund, Class Z	0.918% (5)	$ 30,572,155
	Total Short-Term Investments (cost $30,572,155)		30,572,155
	Total Investments (cost $1,797,887,698) – 102.7%		1,990,328,717
	Other Assets Less Liabilities – (2.7)%		(51,835,805)
	Net Assets – 100%		$ 1,938,492,912
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $44,615,345.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
42      NUVEEN

Statement of
Assets and Liabilities
October 31, 2017
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $794,838,797, $88,775,632 and $1,722,031,486, respectively)	$1,082,827,040	$109,139,375	$1,914,472,505
Investment purchased with collateral from securities lending, at value (cost approximates value)	15,812,500	—	45,284,057
Short-term investments, at value (cost approximates value)	8,766,419	1,141,333	30,572,155
Cash	—	—	95
Receivable for:
Dividends	1,017,448	61,410	364,077
Due from broker	1,367	43	26,535
Interest	6,443	751	22,418
Investments sold	—	836,551	3,383,849
Shares sold	908,967	167,355	8,293,782
Other assets	105,366	26,447	82,760
Total assets	1,109,445,550	111,373,265	2,002,502,233
Liabilities
Payable for:
Collateral from securities lending program	15,812,500	—	45,284,057
Investments purchased	—	773,867	13,405,290
Shares redeemed	453,168	952	2,968,709
Accrued expenses:
Directors fees	80,008	8,383	27,482
Management fees	623,529	66,348	1,314,416
12b-1 distribution and service fees	106,231	17,086	147,227
Other	414,947	64,267	862,140
Total liabilities	17,490,383	930,903	64,009,321
Net assets	$1,091,955,167	$110,442,362	$1,938,492,912
See accompanying notes to financial statements.
NUVEEN      43

Statement of Assets and Liabilities (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$ 269,063,048	$ 40,318,658	$ 326,494,877
Shares outstanding	17,172,609	952,623	12,962,592
Net asset value ("NAV") per share	$ 15.67	$ 42.32	$ 25.19
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 16.63	$ 44.90	$ 26.73
Class C Shares
Net assets	$ 39,824,601	$ 7,474,305	$ 71,901,849
Shares outstanding	2,584,863	186,080	3,366,237
NAV and offering price per share	$ 15.41	$ 40.17	$ 21.36
Class R3 Shares
Net assets	$ 33,638,852	$ 5,284,260	$ 42,974,642
Shares outstanding	2,155,984	125,955	1,746,355
NAV and offering price per share	$ 15.60	$ 41.95	$ 24.61
Class R6 Shares
Net assets	$ 188,355,661	$ —	$ 52,507,505
Shares outstanding	11,822,867	—	2,012,805
NAV and offering price per share	$ 15.93	$ —	$ 26.09
Class I Shares
Net assets	$ 561,046,581	$ 57,365,139	$1,444,587,025
Shares outstanding	35,395,423	1,350,053	55,372,272
NAV and offering price per share	$ 15.85	$ 42.49	$ 26.09
Class T Shares(1)
Net assets	$ 26,424	$ —	$ 27,014
Shares outstanding	1,667	—	1,036
NAV and offering price per share	$ 15.85	$ —	$ 26.06
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$ 16.26	$ —	$ 26.73
Net assets consist of:
Capital paid-in	$ 682,617,925	$ 81,442,139	$1,732,650,278
Undistributed (Over-distribution of) net investment income	2,095,053	790,014	6,500,624
Accumulated net realized gain (loss)	119,253,946	7,846,466	6,900,991
Net unrealized appreciation (depreciation)	287,988,243	20,363,743	192,441,019
Net assets	$1,091,955,167	$110,442,362	$1,938,492,912
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.
44      NUVEEN

Statement of
Operations
Year Ended October 31, 2017
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of tax withheld of $67,381, $946 and $7,158, respectively)	$ 27,246,227	$ 1,987,660	$ 22,443,834
Securities lending income, net	10,271	4,688	228,144
Total investment income	27,256,498	1,992,348	22,671,978
Expenses
Management fees	7,186,818	865,670	10,558,067
12b-1 service fees - Class A Shares	678,252	95,393	693,447
12b-1 distibution and service fees - Class C Shares	426,079	76,634	559,673
12b-1 distibution and service fees - Class R3 Shares	171,939	26,944	194,444
12b-1 distibution and service fees - Class T Shares(1)	27	—	27
Shareholder servicing agent fees	1,221,386	147,241	2,219,020
Custodian fees	108,828	16,160	137,467
Directors fees	33,976	3,427	43,129
Professional fees	92,568	31,546	89,247
Shareholder reporting expenses	71,369	20,399	250,930
Federal and state registration fees	95,176	68,678	313,926
Other	23,247	3,724	11,423
Total expenses before fee waiver/expense reimbursement	10,109,665	1,355,816	15,070,800
Fee waiver/expense reimbursement	—	(160,802)	(552,034)
Net expenses	10,109,665	1,195,014	14,518,766
Net investment income (loss)	17,146,833	797,334	8,153,212
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	133,532,827	8,474,802	12,900,252
Change in net unrealized appreciation (depreciation) of investments and foreign currency	55,058,476	14,105,600	168,215,350
Net realized and unrealized gain (loss)	188,591,303	22,580,402	181,115,602
Net increase (decrease) in net assets from operations	$205,738,136	$23,377,736	$189,268,814

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.
See accompanying notes to financial statements.
NUVEEN      45

Statement of
Changes in Net Assets
	Dividend Value		Mid Cap Value		Small Cap Value
	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/17	Year Ended 10/31/16
Operations
Net investment income (loss)	$ 17,146,833	$ 21,410,362	$ 797,334	$ 995,101	$ 8,153,212	$ 2,704,701
Net realized gain (loss) from investments and foreign currency	133,532,827	162,436,627	8,474,802	3,430,012	12,900,252	18,233,821
Change in net unrealized appreciation (depreciation) of investments and foreign currency	55,058,476	(129,987,502)	14,105,600	(1,529,551)	168,215,350	5,372,607
Net increase (decrease) in net assets from operations	205,738,136	53,859,487	23,377,736	2,895,562	189,268,814	26,311,129
Distributions to Shareholders
From net investment income:
Class A Shares	(4,068,899)	(5,715,430)	(315,526)	(97,894)	(919,855)	(28,208)
Class C Shares	(319,081)	(612,225)	(11,958)	—	—	—
Class R3 Shares	(471,943)	(624,815)	(34,019)	(822)	(63,889)	—
Class R6 Shares(1)	(1,445,501)	(1,227,231)	—	—	(140,387)	—
Class I Shares	(10,974,020)	(17,539,508)	(617,928)	(341,526)	(3,306,782)	(375,766)
Class T Shares(2)	(145)	—	—	—	—	—
From accumulated net realized gains:
Class A Shares	(36,774,372)	(21,268,193)	(979,412)	(1,108,462)	(4,635,282)	(862,983)
Class C Shares	(5,988,084)	(3,676,882)	(208,497)	(233,340)	(896,363)	(124,053)
Class R3 Shares	(4,635,129)	(2,990,313)	(147,970)	(188,365)	(729,502)	(232,444)
Class R6 Shares(1)	(6,919,343)	(4,000,310)	—	—	(448,217)	(1,795)
Class I Shares	(89,943,645)	(61,767,745)	(1,529,158)	(2,009,699)	(10,583,472)	(1,680,323)
Decrease in net assets from distributions to shareholders	(161,540,162)	(119,422,652)	(3,844,468)	(3,980,108)	(21,723,749)	(3,305,572)
Fund Share Transactions
Proceeds from sale of shares	340,459,426	119,078,342	13,994,130	7,781,027	1,688,046,899	557,945,540
Proceeds from shares issued to shareholders due to reinvestment of distributions	126,821,472	83,621,803	2,797,219	2,825,124	17,976,778	2,834,177
	467,280,898	202,700,145	16,791,349	10,606,151	1,706,023,677	560,779,717
Cost of shares redeemed	(459,391,430)	(490,421,841)	(25,479,246)	(28,457,575)	(545,225,086)	(132,358,905)
Net increase (decrease) in net assets from Fund share transactions	7,889,468	(287,721,696)	(8,687,897)	(17,851,424)	1,160,798,591	428,420,812
Net increase (decrease) in net assets	52,087,442	(353,284,861)	10,845,371	(18,935,970)	1,328,343,656	451,426,369
Net assets at the beginning of period	1,039,867,725	1,393,152,586	99,596,991	118,532,961	610,149,256	158,722,887
Net assets at the end of period	$1,091,955,167	$1,039,867,725	$110,442,362	$ 99,596,991	$1,938,492,912	$ 610,149,256
Undistributed (Over-distribution of) net investment income at the end of period	$ 2,095,053	$ 70,623	$ 790,014	$ 972,053	$ 6,500,624	$ 2,646,457

(1)	Class R6 Shares for Small Cap Value were established on June 30, 2016.
(2)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.
See accompanying notes to financial statements.
46      NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK
NUVEEN      47

Financial
Highlights
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2017	$15.12	$0.22	$ 2.72	$ 2.94	$(0.22)	$(2.17)	$(2.39)	$15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
Class C (02/99)
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
Class R3 (09/01)
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
Class R6 (02/13)
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(e)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (08/94)
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
Class T (05/17)(f)
2017(g)	15.00	0.09	0.85	0.94	(0.09)	—	(0.09)	15.85
48      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

20.95%	$ 269,063	1.08%	1.46%	1.08%	1.46%	56%
5.33	259,457	1.14	1.69	1.14	1.69	67
(0.87)	310,055	1.15	1.72	1.15	1.72	53
10.78	371,703	1.15	2.19	1.15	2.19	27
27.72	384,226	1.13	1.88	1.12	1.89	44

20.09	39,825	1.83	0.72	1.83	0.72	56
4.46	43,097	1.89	0.94	1.89	0.94	67
(1.59)	53,507	1.90	0.98	1.90	0.98	53
10.01	65,366	1.90	1.43	1.90	1.43	27
26.95	59,753	1.88	1.09	1.87	1.10	44

20.64	33,639	1.33	1.21	1.33	1.21	56
5.01	31,758	1.39	1.49	1.39	1.49	67
(1.12)	42,618	1.40	1.45	1.40	1.45	53
10.59	48,476	1.40	1.92	1.40	1.92	27
27.30	38,589	1.38	1.61	1.37	1.62	44

21.40	188,356	0.73	1.63	0.73	1.63	56
5.63	50,588	0.79	2.04	0.79	2.04	67
(0.51)	56,123	0.81	2.03	0.81	2.03	53
11.23	62,309	0.81	2.52	0.81	2.52	27
18.52	67,620	0.80*	1.98*	0.80*	1.98*	44

21.25	561,047	0.83	1.73	0.83	1.73	56
5.56	654,967	0.89	1.95	0.89	1.95	67
(0.64)	930,850	0.90	1.99	0.90	1.99	53
11.11	1,178,972	0.90	2.42	0.90	2.42	27
27.96	1,151,408	0.88	2.16	0.87	2.16	44

6.26	26	1.09*	1.47*	1.09*	1.47*	56
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through October 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      49

Financial Highlights (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2017	$35.23	$ 0.26	$8.17	$8.43	$(0.32)	$(1.02)	$(1.34)	$42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
Class C (02/99)
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
Class R3 (09/01)
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
Class I (02/94)
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10
50      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

24.43%	$40,319	1.32%	0.52%	1.17%	0.67%	43%
3.12	34,230	1.39	0.73	1.26	0.86	44
0.89	36,378	1.41	0.20	1.32	0.29	111
14.65	39,858	1.42	0.61	1.34	0.69	127
34.93	35,719	1.39	0.40	1.33	0.45	118

23.52	7,474	2.07	(0.23)	1.92	(0.08)	43
2.32	6,529	2.14	(0.02)	2.01	0.11	44
0.15	7,379	2.16	(0.55)	2.07	(0.46)	111
13.78	8,066	2.17	(0.14)	2.09	(0.06)	127
33.94	8,042	2.14	(0.35)	2.08	(0.29)	118

24.11	5,284	1.57	0.28	1.42	0.43	43
2.86	5,206	1.64	0.48	1.51	0.61	44
0.65	6,942	1.66	(0.04)	1.57	0.05	111
14.35	8,401	1.67	0.37	1.59	0.46	127
34.63	8,401	1.64	0.16	1.58	0.22	118

24.75	57,365	1.07	0.77	0.92	0.92	43
3.38	53,631	1.14	0.98	1.01	1.11	44
1.12	67,834	1.16	0.46	1.07	0.55	111
14.95	75,981	1.17	0.86	1.09	0.94	127
35.29	90,212	1.13	0.66	1.08	0.71	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
NUVEEN      51

Financial Highlights (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2017	$20.98	$ 0.11	$4.70	$4.81	$(0.09)	$(0.51)	$(0.60)	$25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
Class C (02/99)
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
Class R3 (09/01)
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
Class R6 (06/16)
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(e)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
Class T (05/17)(f)
2017(g)	24.12	0.05	1.89	1.94	—	—	—	26.06
52      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

23.06%	$ 326,495	1.26%	0.43%	1.22%	0.46%	29%
6.85	167,840	1.34	0.65	1.30	0.68	40
7.95	48,656	1.40	0.32	1.39	0.34	49
9.61	44,739	1.47	0.25	1.43	0.28	55
34.98	45,225	1.47	0.37	1.46	0.38	56

22.14	71,902	2.01	(0.33)	1.97	(0.29)	29
6.08	26,815	2.09	(0.11)	2.05	(0.08)	40
7.10	4,507	2.15	(0.44)	2.14	(0.42)	49
8.81	3,008	2.21	(0.51)	2.18	(0.48)	55
33.94	3,297	2.22	(0.43)	2.20	(0.42)	56

22.79	42,975	1.51	0.18	1.47	0.22	29
6.58	26,510	1.59	0.43	1.56	0.46	40
7.62	14,516	1.65	0.07	1.64	0.09	49
9.38	11,530	1.72	0.01	1.68	0.04	55
34.59	8,549	1.72	0.06	1.71	0.07	56

23.40	52,508	0.85	0.82	0.81	0.86	29
3.00	19,967	0.89**	0.85**	0.83**	0.91**	40

23.40	1,444,587	1.01	0.66	0.97	0.70	29
7.09	369,016	1.09	0.90	1.05	0.93	40
8.22	91,044	1.15	0.58	1.14	0.59	49
9.89	71,521	1.22	0.51	1.18	0.54	55
35.34	48,281	1.22	0.64	1.21	0.65	56

8.08	27	1.24**	0.45**	1.20**	0.50**	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through October 31, 2017.
*	Rounds to less than $(0.01).
**	Annualized.
See accompanying notes to financial statements.
NUVEEN      53

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2017 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Dividend Value’s investment objective is long-term growth of capital and income while Mid Cap Value’s and Small Cap Value’s is capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
54      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors ("the Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
NUVEEN      55

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing services”). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,082,827,040	$ —	$ —	$1,082,827,040
Investments Purchased with Collateral from Securities Lending	15,812,500	—	—	15,812,500
Short-Term Investments:
Money Market Funds	8,766,419	—	—	8,766,419
Total	$1,107,405,959	$ —	$ —	$1,107,405,959
56      NUVEEN

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$109,139,375	$ —	$ —	$109,139,375
Short-Term Investments:
Money Market Funds	1,141,333	—	—	1,141,333
Total	$110,280,708	$ —	$ —	$110,280,708

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,914,472,505	$ —	$ —	$1,914,472,505
Investments Purchased with Collateral from Securities Lending	45,284,057	—	—	45,284,057
Short-Term Investments:
Money Market Funds	30,572,155	—	—	30,572,155
Total	$1,990,328,717	$ —	$ —	$1,990,328,717

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency
NUVEEN      57

Notes to Financial Statements (continued)
gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv)other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund's policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds' securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Fund bears the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.
The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	Common Stocks	$15,697,500	$(15,697,500)	$ –
Small Cap Value	Common Stocks	44,615,345	(44,615,345)	–
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Securities lending fees paid by each Fund during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$ —	$ —	$727
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
58      NUVEEN

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Dividend Value and Small Cap Value each issued Class T Shares during the period, however, these shares are not available for public offering. Class T Shares for each Fund commenced operations on May 31, 2017.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/17		Year Ended 10/31/16
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,252,832	$ 48,611,811	1,572,170	$ 22,788,334
Class C	332,592	4,902,772	289,723	4,143,968
Class R3	393,118	5,887,630	693,375	10,154,053
Class R6	9,153,787	142,649,915	128,155	1,947,541
Class I	9,093,037	138,382,298	5,566,055	80,044,446
Class T	1,667	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,554,462	37,112,083	1,707,600	24,563,216
Class C	393,367	5,609,078	257,721	3,645,391
Class R3	316,160	4,574,632	231,787	3,321,566
Class R6	548,889	8,143,032	335,499	4,890,404
Class I	4,856,847	71,382,647	3,247,650	47,201,226
Class T	—	—	—	—
	30,896,758	467,280,898	14,029,735	202,700,145
Shares redeemed:
Class A	(5,797,330)	(86,652,729)	(5,734,596)	(84,348,161)
Class C	(1,033,018)	(15,342,862)	(1,085,823)	(15,727,843)
Class R3	(659,159)	(9,817,501)	(1,521,725)	(21,265,869)
Class R6	(1,181,408)	(18,260,611)	(672,355)	(10,064,804)
Class I	(21,445,903)	(329,317,727)	(24,271,877)	(359,015,164)
Class T	—	—	—	—
	(30,116,818)	(459,391,430)	(33,286,376)	(490,421,841)
Net increase (decrease)	779,940	$ 7,889,468	(19,256,641)	$(287,721,696)

NUVEEN      59

Notes to Financial Statements (continued)
	Year Ended 10/31/17		Year Ended 10/31/16
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	141,881	$ 5,511,280	88,646	$ 3,059,697
Class C	39,217	1,427,985	14,254	466,345
Class R3	29,494	1,139,951	22,389	762,436
Class I	149,945	5,914,914	101,924	3,492,549
Shares issued to shareholders due to reinvestment of distributions:
Class A	34,180	1,283,003	36,041	1,194,339
Class C	5,839	208,494	6,925	218,837
Class R3	4,887	181,989	6,105	189,187
Class I	29,825	1,123,733	36,761	1,222,761
	435,268	16,791,349	313,045	10,606,151
Shares redeemed:
Class A	(195,036)	(7,584,798)	(180,926)	(6,252,400)
Class C	(53,872)	(2,014,401)	(44,182)	(1,437,273)
Class R3	(57,433)	(2,233,082)	(76,866)	(2,620,398)
Class I	(346,426)	(13,646,965)	(531,537)	(18,147,504)
	(652,767)	(25,479,246)	(833,511)	(28,457,575)
Net increase (decrease)	(217,499)	$ (8,687,897)	(520,466)	$(17,851,424)

	Year Ended 10/31/17		Year Ended 10/31/16
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,940,955	$ 289,250,390	7,471,151	$ 150,782,821
Class C	2,413,454	49,746,569	1,339,465	22,885,502
Class R3	1,036,530	24,488,752	904,344	17,949,703
Class R6(1)	1,553,098	38,559,281	7,991	176,784
Class R6(1) – exchanges	—	—	997,294	21,022,961
Class I	51,369,412	1,285,976,907	16,536,967	345,127,769
Class T	1,036	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	208,118	5,080,399	45,734	876,042
Class C	38,954	807,521	6,655	109,586
Class R3	28,763	685,693	11,775	220,805
Class R6(1)	23,271	588,604	82	1,795
Class I	427,849	10,814,561	81,896	1,625,949
Class T	—	—	—	—
	69,041,440	1,706,023,677	27,403,354	560,779,717
Shares redeemed:
Class A	(7,187,583)	(172,634,105)	(1,954,548)	(38,629,027)
Class C	(582,747)	(11,946,909)	(111,496)	(1,869,261)
Class R3	(611,222)	(14,373,106)	(366,010)	(7,024,234)
Class R6(1)	(483,203)	(12,005,971)	(85,728)	(1,905,002)
Class I	(13,428,683)	(334,264,995)	(3,030,624)	(61,908,420)
Class I – exchanges	—	—	(997,294)	(21,022,961)
Class T	—	—	—	—
	(22,293,438)	(545,225,086)	(6,545,700)	(132,358,905)
Net increase (decrease)	46,748,002	$1,160,798,591	20,857,654	$ 428,420,812

(1)	Class R6 Shares were established on June 30, 2016.
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$592,750,006	$46,130,093	$1,522,249,446
Sales	734,015,592	58,857,951	386,735,492
60      NUVEEN

6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2017.
	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$820,055,669	$89,941,109	$1,798,911,020
Gross unrealized:
Appreciation	$299,490,204	$21,940,808	$ 249,863,906
Depreciation	(12,139,914)	(1,601,209)	(58,446,209)
Net unrealized appreciation (depreciation) of investments	$287,350,290	$20,339,599	$ 191,417,697
Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, tax equalization and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2017, the Funds' tax year end, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$ 9,693,960	$ 572,151	$ 5,516,484
Undistributed (Over-distribution of) net investment income	2,157,186	58	131,868
Accumulated net realized gain (loss)	(11,851,146)	(572,209)	(5,648,352)
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2017, the Funds' tax year end, were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$25,199,866	$1,872,084	$6,515,245
Undistributed net long-term capital gains	96,859,271	6,796,135	7,924,313

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2017 and October 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$ 17,279,589	$ 979,431	$14,522,340
Distributions from net long-term capital gains	144,260,573	2,865,037	7,201,409

2016	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$25,719,209	$ 440,300	$ 403,881
Distributions from net long-term capital gains	93,703,442	3,539,808	2,901,691

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
NUVEEN      61

Notes to Financial Statements (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period November 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4250	0.5250	0.5750
Effective August 1, 2017, the annual Fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2017, the complex-level fee rate for each Fund was as follows:
62      NUVEEN

Fund	Complex-Level Fee
Dividend Value	0.1986%
Mid Cap Value	0.2000%
Small Cap Value	0.1617%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	0.92%	July 31, 2019
Small Cap Value	0.99*	July 31, 2019
* For the period November 1, 2016 through May 31, 2017, the Fund's Expense Cap was 1.02%.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$148,908	$45,635	$1,188,420
Paid to financial intermediaries (Unaudited)	131,251	40,223	1,048,404
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$15,920	$8,272	$517,133
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$21,624	$7,698	$377,605
The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$4,198	$2,154	$34,325
As of October 31, 2017, Nuveen owned shares of the Fund as follows:
NUVEEN      63

Notes to Financial Statements (continued)
	Dividend Value	Small Cap Value
Class T Shares	1,667	1,036
8.  Borrowings Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Dividend Value utilized this facility. The Fund's average daily balance outstanding and average annual interest rate during the utilization period was $115,500,000 and 2.24%, respectively. The Fund's maximum outstanding daily balance during the utilization period was $115,500,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities. Mid Cap Value and Small Cap Value did not utilize this facility during the current fiscal period.
64      NUVEEN

Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National
Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Dividend Value	Mid Cap Value	Small Cap Value
% of QDI	100.0%	85.0%	29.4%
% of DRD	100.0%	80.0%	28.3%
Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2017:
	Dividend Value	Mid Cap Value	Small Cap Value
Long-term capital gain dividends	$153,954,545	$3,411,316	$12,541,120
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN      65

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower priceto- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-
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cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
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Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining
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and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Small Cap Value Fund (the “Small Cap Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including a reduction in the management fee for Nuveen Dividend Value Fund (the “Dividend Fund”) and a reduction in both the management fee and temporary expense cap for Nuveen Mid Cap Value Fund (the “Mid Cap Fund”) and the Small Cap Fund; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that manage
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
ment had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
For the Dividend Fund, the Board noted that the Fund performed well compared to its Performance Peer Group, ranking in the first quartile for the one- and five-year periods and second quartile in the three-year period. Although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.
For the Mid Cap Fund, the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods and ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the third quartile in the longer three- and five-year periods. The Fund also ranked in the first quartile and outperformed its benchmark for the first quarter of 2017. The Board determined the Fund’s performance was satisfactory.
For the Small Cap Fund, the Board noted that the Fund performed well against the Performance Peer Group, ranking in the first quartile in the one- , three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Dividend Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average, the Mid Cap Fund had a net management fee in line with its peer average and a net expense ratio below its peer average, and the Small Cap Fund had a net management fee and a net expense ratio below its respective peer average. The Board also noted that the Adviser agreed to reduce the temporary expense cap for the Small Cap Fund.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members
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also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub -Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Mid Cap Fund and the Small Cap Fund through their temporary expense caps. As noted, the Board further approved the reduction of the temporary expense cap for the Small Cap Fund which would expire on July 31, 2019. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.
In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
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In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub- Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Directors
and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at twelve. None of the Directors who are not “interested” persons of the Funds (referred to herein as “independent Directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert(1) 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
NUVEEN      75

Directors and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

76      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	90
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	176
NUVEEN      77

Directors and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176
(1)      Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Kundert will retire from the Board as of December 31, 2017.
(2)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
78      NUVEEN

Notes
NUVEEN      79

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-FSTK-1017P323298-INV-Y-12/18

Mutual Funds
Nuveen Equity Funds

Annual Report October 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.
Meanwhile, politics will remain in the forefront. A budget showdown is expected in 2018, as Congress sets to debate the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children's Health Insurance Program and immigration policy. In addition, the ongoing ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness this year has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
December 22, 2017

4      NUVEEN

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC.
James (Jim) Diedrich, CFA, has been the portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund since 2006. Harold (Hal) Goldstein has served as a portfolio manager for the Fund since 2005.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007. Effective November 8, 2016, Rob McDougall, CFA, is no longer a portfolio manager on the Fund.
On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2017.
What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2017?
The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of above 3% growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “second” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.3%, an increase from 3.1% in the second quarter, alleviating concerns that Hurricanes Harvey, Irma and Maria depressed the nation’s output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, with the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.
Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in October 2017 from 4.8% in October 2016 and job gains averaged around 167,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.0% over the twelve-month reporting period ended October 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in September 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.7% and 6.2%, respectively.
With the U.S. economy delivering a sustainable, albeit muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Trea

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
sury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.
While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). As the reporting period ended, legislators were refocusing their efforts on tax reform and President Trump nominated Jerome Powell to replace Fed Chair Janet Yellen when her term ends in February 2018. Although both events were initially considered market friendly, the specifics of a tax reform bill, its implications for the economic and corporate landscapes, and whether it passes remain to be seen and could pose challenges to the Fed’s ability to manage interest rates in the future, (subsequent to the close of the reporting period, the tax bill was signed into law). Geopolitical risks also remained prominent throughout the reporting period, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.
The U.S. bull market celebrated its eighth birthday in March 2017 with the Dow Jones Industrial Average reaching the historic 20,000 milestone in January 2017 and continuing upward to end the reporting period well above the 23,000 mark. Although June 2017 marked the one-year anniversary of the much-feared Brexit vote, global equity markets ended the period in much more favorable condition than they were a year ago. Despite the above-mentioned headline risks that dominated the news, equity markets recorded exceptional returns both domestically and internationally. In U.S. dollar terms, emerging markets topped the performance charts by rising 26.45% as measured by the MSCI Emerging Markets Index. Developed markets also produced strong gains with the MSCI EAFE Index gaining 23.44% and the U.S. bellwether S&P 500® Index advancing 23.63% during the reporting period. The resurgence in Eurozone stocks, in particular, took place against a backdrop of broad-based economic recovery with monetary, fiscal and exchange-rate policy all working together with an overlay of structural reform. In the U.S. market, small-cap stocks gained momentum as the reporting period progressed, topping larger caps with a 27.85% return, as measured by the Russell 2000® Index. Across the market capitalization spectrum, growth-oriented stocks outpaced value stocks.
Nuveen Mid Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $941.0 million and $38.2 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
The Fund turned in strong absolute returns during the reporting period, but slightly underperformed versus its benchmark and the Lipper peer group. Stock selection detracted in the health care and information technology sectors, but was favorable in the consumer discretionary and consumer staples sectors. Performance was also aided by an underweight in consumer staples, the worst performing sector in the Russell Midcap® Growth Index and the only sector with negative returns. The Fund also benefited from overweight positions in information technology and financials, two of the strongest-performing areas of the index.
6      NUVEEN

The Fund saw particularly weak results from several holdings in the health care sector including DexCom Inc., the leading provider of continuous glucose monitoring systems that enable people with diabetes to more frequently and conveniently manage their blood glucose levels. We continue to hold this stock. Not only is diabetes a large and growing market opportunity, but we also believe DexCom’s product is superior because of its accuracy, continuous monitoring and built-in alerts, which are key to preventing costly blood sugar events. A position in Accelerate Diagnostics Inc. also detracted during the reporting period. The company has developed an innovative system for the rapid identification and antimicrobial susceptibility testing (AST) of infectious pathogens called Pheno. The market for this product is large and expanding, given the growing problem of antibiotic-resistant bacteria. The stock underperformed in the third quarter 2017 after revenues fell short of expectations. However, we continue to believe Accelerate Diagnostics is well positioned to execute a successful commercial launch of this system and rapidly grow its user base.
Offsetting some of the weakness in the health care sector, the Fund benefited from a position in Spectranetics Corporation, a manufacturer of laser systems and disposable medical devices used in vascular interventions and lead extraction procedures. The company received an all-cash take-out offer from Amsterdam-based Royal Philips. We no longer hold our position in Spectranetics Corporation.
In the information technology area, the Fund’s results were hindered by a position in FleetCor Technologies Inc., a provider of customized payment card solutions to the small fleet operator market domestically and overseas. The company offers charge cards to fleet operators for its drivers to use for purchases, and returns detailed spending data back to the operators. We originally added this position because we believed FleetCor had a long runway for growth by providing value-added products that its customers cannot get for themselves, such as significant fuel and lodging savings. The company continues to expand geographically and is a market share gainer in a fragmented industry. However, its shares underperformed after the company issued a third-quarter 2016 earnings report that was below expectations in terms of revenue and organic growth. Then in March 2017, it was claimed FleetCor used aggressive business practices to boost late-fee revenue, causing shares to remain under pressure despite the company’s strong earnings and growth track in 2017. Because we believed these claims were not accurate, we continued to hold the stock.
Although overall stock selection in information technology was weak, the Fund did benefit from a position in Lam Research Corporation, a leading supplier of etch and single-wafer clean equipment for semiconductor manufacturing. Semiconductor capital expenditures have been higher than expected, leading to better earnings than expected for the company and for the semiconductor group as a whole. Also, the company’s cash levels remain high with an announcement of a share buyback during the reporting period as a means of returning capital to shareholders. We also saw strong results from a position in LifeLock Inc., the provider of identity theft protection services for consumers and fraud and risk solutions for enterprises in the U.S. The company protects consumer subscribers through monitoring identity-related events, such as new account openings and credit-related applications, and enterprise customers by delivering on-demand identity risk and authentication information about consumers. In November 2016, LifeLock agreed to be purchased by Symantec in a deal worth $2.3 billion, forming the world’s largest digital safety platform. We sold the Fund’s shares after they reached our price target.
In the industrials sector, our positions in Equifax Inc. and HD Supply Holdings Inc. lagged during the reporting period, but were partially offset by a position in Rockwell Collins Inc. Equifax is one of only three U.S. credit bureaus that provides a broad range of data and analytics. The company’s customer data breach during the reporting period dramatically increased the risks for Equifax. Although it is too early to determine the extent of the regulatory, financial and customer loss consequences, we sold the stock because the risks were high and the company became difficult to analyze. We also saw weak results from one of the largest industrial distributors in North America, HD Supply, which provides a broad array of products and services to customers in the maintenance, construction and infrastructure industries. Shares sold off sharply in June 2017 after the company reported profits that fell short of analysts’ expectations and lowered its guidance for sales in the second quarter 2017. Although we originally thought the margin challenges and muted sales growth in HD Supply’s largest unit, Facilities Management, were improving, we eventually decided that they were more structural in nature. Also weighing on the shares, the company announced the sale of its second biggest unit, pipe and sewer product distributor Waterworks, which will cause an earnings-per-share dilution and cause the company to pay higher taxes. Therefore, we eliminated the Fund’s position in HD Supply during the reporting period.
Conversely, the Fund saw strong results from a position in industrial firm Rockwell Collins, a leading supplier of aviation communications and electronics to military customers and aircraft manufacturers worldwide. On September 4, 2017 United Technologies announced its intention to acquire Rockwell Collins for approximately $23 billion in cash and stock. The deal combines United Technologies’ capabilities in aerostructures, landing systems, propellers and engines with Rockwell Collins’ expertise in flight control, cockpit displays, seating and aircraft interior systems. We sold the stock as a result of the announcement.
NUVEEN      7

Portfolio Managers’ Comments (continued)
Stock selection was strong in the two consumer areas. Although consumer discretionary was one of the weakest performing sectors within the benchmark, we were able to add a significant amount of value in the sector through security selection. Our industry positioning was also successful, including an underweight to retail and an emphasis on stocks in the casino resort/hotel and auto components industries. The leading contributor was a position in Wynn Resorts Limited, the operator of luxury casino and resort properties in the U.S., Macau and Cotai. On the heels of a long running anti-corruption campaign in China, this high quality company is benefiting from stabilization in the Macau and Cotai regions and demand driven by the company’s newly opened Wynn Palace in Macau. During the reporting period, investors saw a continuation of the recovery in this region with Wynn Resorts experiencing meaningfully better volumes and market share gains as well as stronger earnings from Macau. Although the company’s most recent quarterly results were only modestly ahead of consensus, we believe the Street continues to underestimate Wynn’s ability to continue to increase profits in Macau.
In the consumer staples area, a position in the world’s second largest potato processor, Lamb Weston Holdings Inc., performed strongly for the Fund. The company, which was spun out of ConAgra in November 2016, supplies frozen French fries and other potato products primarily to large international fast food chains and food service distributors. Lamb Weston operates almost exclusively in the Pacific Northwest, where potato yields and quality are among the highest globally, giving the company a significant cost advantage versus its peers through lower input costs and reduced waste. Since its spinout, the company has reported strong earnings, leading to higher earnings per share estimates. However, toward the end of the reporting period, we eliminated our position due to valuation. Although we continue to believe this company will benefit from increasing fast food penetration and rising rates of urbanization in Asia as well as tight global capacity, Lamb Weston’s stock has outperformed since we purchased it.
The Fund benefited from an overweight position in the financial sector, as well as several individual holdings. The top performing position in financials was CBOE Global Markets Inc., the oldest and largest options exchange operating in the United States handling more than 25% of total domestic options volumes. In addition to handling contracts listed on multiple exchanges, CBOE has exclusive listing rights over some of the most popular index options contracts, like the SPX and VIX. CBOE’s shares advanced after reporting strong earnings results in the second quarter of 2017. Although its third-quarter release was more in line with consensus, the company made upward revisions to the expected synergies from its $3.4 billion acquisition of Kansas-based rival Bats Global Markets. Also, CBOE has a high tax rate and would be a prime beneficiary of corporate tax reform. Fund performance also benefited from our position in California-based financial holding company BofI Holding Inc. The company’s unique approach to banking, which relies on technology and the internet instead of branch locations, has allowed it to quickly grow deposits and its loan portfolio. BofI continues to generate above-average profitability metrics driven by strong loan growth, low credit costs, highly efficient operations and the benefits of a Program Management Agreement with H&R Block. Based on the fundamentals, we believe BofI should be trading at a significantly higher price-to-earnings (P/E) multiple.
Positive results in the materials sector were led by a position in global paint and coatings manufacturer and distributor Sherwin-Williams Company. The company’s branded products are sold exclusively through a chain of more than 4,000 company-operated stores, while its other brands are sold by a wide variety of leading mass merchandisers, home centers, hardware stores and automotive retailers. Sherwin-Williams reported strong earnings and accelerating same-store sales helped by a strong housing and commercial real estate market cycle. The company has also consistently gained market share across North America, while exhibiting pricing power. Our outlook for Sherwin-Williams remains favorable given the potential synergies from its Valspar acquisition, the ongoing recovery in U.S. housing, and the emerging recovery in the commercial repaint market.
Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the twelve-month reporting period.
8      NUVEEN

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $23.6 million to $5.7 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2017. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.
The Fund’s underperformance versus the benchmark and Lipper peer group was mainly the result of stock selection challenges in three sectors, including health care, information technology and consumer staples. An overweight position in the poorly performing energy sector also proved detrimental. The biggest laggard among the Fund’s health care names was a position in Evolent Health Inc., a health care services provider that helps hospital systems transition from fee-for-service to value-based care reimbursement models. The company reported strong second-quarter financial results and raised its expectations for 2017. However, at the same time, management expressed caution about its 2018 growth goals, announced a $175 million secondary share offering and a non-core acquisition of a health plan that sent the stock down significantly during the reporting period, which led us to exit the position. We also saw underperformance from a position in Pacira Pharmaceuticals Inc., manufacturer of the non-opiate surgical care pain drug Exparel. The company is looking to broaden the drug’s indications and hoping to capitalize on rising national concern regarding excessive opioid use. The stock benefited early in the reporting period from the announcement of a marketing collaboration with Johnson & Johnson, but lagged on poor monthly script trends and mixed results in a nerve block trial. We have maintained the position in anticipation of an improvement in script data, the expansion of the drug’s label to include nerve blocking and the potential for a federal coding adjustment to partially address the opioid crisis.
The Fund’s holdings of Accelerate Diagnostics did poorly during the reporting period despite a healthy update on system placements. The company has developed an innovative system for the rapid identification and antimicrobial susceptibility testing (AST) of infectious pathogens called Pheno. The market for this product is large and expanding, given the growing problem of antibiotic-resistant bacteria, the overuse and incorrect use of antibiotics, and the increasing rates of hospital acquired infections. Although Accelerate Diagnostics reported favorable data about Pheno’s effectiveness in identifying and treating serious infections, the stock underperformed after revenues generated from the product fell short of expectations. However, we continue to hold this stock because we believe Accelerate Diagnostics is well positioned to execute a successful commercial launch of this system and rapidly grow its user base. In addition, HMS Holdings Corp., a provider of benefit coordination and payment integrity services for health care payers, fell victim to weaker-than-expected third-quarter financial results and health care reform-related concerns following the November 2016 election. Management provided positive updates on state Medicaid audit contracts won in New Jersey and Massachusetts; however, delays in customer implementations on the commercial side led to a modest reduction in guidance. Additionally, the Republican presidential victory in November sparked concerns regarding Medicaid expansion and a potential overhaul of the Affordable Care Act, which at a minimum will halt expansion and led us to exit the position.
Information technology was a particularly challenging group from a relative performance perspective. Shares of Synchronoss Technologies Inc., a provider of cloud management solutions for mobile carriers and mobile/identity theft management for enterprise clients, were under pressure throughout the reporting period. Earlier in the reporting period, Synchronoss executed a transformative acquisition of IntraLinks, which closed in January 2017, to solidify its position in the emerging enterprise segment, while selling the majority of its declining cell phone activation business. Following a surprise negative pre-announcement of first-quarter results, the company announced that it would not be able to file its Form 10-Q in a timely manner given an accounting review. With shares retreating to eight-year lows from a valuation standpoint, the company’s board brought back two seasoned management team members to lead the company going forward. However, in September 2017, shares tumbled substantially after the company disclosed that private equity firm Sirius Capital had rescinded its proposed acquisition of Synchronoss. In light of the ongoing financial restatement, the company’s $850 million in long-term debt and its customer concentration with Verizon, our investment thesis was broken and we exited the position.
NUVEEN      9

Portfolio Managers’ Comments (continued)
In the cyber-security software group, CyberArk Software Ltd. pre-released weak second-quarter 2017 results stemming from sales organization issues in Europe as well as a pause in customers adhering to General Data Protection Regulation (GDPR). However, we believe GDPR will be a major catalyst in 2018 as the group moves to adopt this compliance standard. Therefore, we have maintained our position in CyberArk. Also in technology, the Fund saw weak results from Plantronics Inc., a leading global provider of headsets to both enterprises and consumers. The company delivered a rare earnings miss versus expectations due to a faster-than-anticipated sales decline in the consumer segment because of pressure from lower-priced competing products. Enterprise sales were not strong enough to overcome this headwind and Plantronics continued to right size its cost structure. However, we remained invested based on the company’s strong new product line-up, continued double-digit growth into enterprises with unified communication platforms and management’s track record of delivering margin expansion.
In the internet software space, shares of Cornerstone OnDemand Inc., a leading SaaS provider of comprehensive learning and talent management solutions, drifted lower despite a strong fourth quarter 2016 financial report. The company delivered full-year revenue guidance for 2017 that was slightly below expectations based on softness among mid-market customers as well as European headwinds. However, our outlook remained favorable because this e-learning leader continues to outgrow the market, combined with prospects of margin improvement and the involvement of an activist investor. In addition, the Fund experienced weakness from CommVault Systems Inc., a provider of data management software and services, despite the company’s solid December 2016 quarter financial results highlighted by better-than-expected revenues and operating margins. Shares retreated after management highlighted challenging margins over the next several quarters driven by foreign exchange impacts, softer service revenues and investments in the business that weighed on fiscal 2018 financial guidance. We continue to own the name as a play on data management and archiving, where we believe earnings comparisons should become more favorable, and as the switch from maintenance to license revenues takes hold.
In the consumer staples sector, shares of TreeHouse Foods, Inc. were markedly lower. The private label foods manufacturer announced weak third-quarter 2016 results, coupled with a pair of management departures as well as difficulties in the integration of the Private Brands acquisition from ConAgra. As a result of these setbacks, we decided to exit our position in TreeHouse Foods early in the reporting period.
Although energy is not a large sector in the benchmark, it was the worst performer and the only sector in the red during the reporting period. Therefore, our overweight position in this underperforming sector was a drag on results. Persistently high crude oil inventories, coupled with continued modest growth in the domestic rig count, drove commodity weakness that weighed on the energy producer names. As a result, shares of Oasis Petroleum Inc., a Williston Basin producer of crude oil, were down considerably. We decided to exit due to the lower return potential within the basin at depressed commodity levels, combined with a disappointing valuation for its midstream asset disposition.
Stock selection was favorable in the consumer discretionary, materials and industrials sectors. Although the consumer discretionary sector lagged the overall index return during the reporting period based on generally weak retail spending, our stock selection in the group benefited the Fund’s relative return. Shares of Installed Building Products Inc., the nation’s second largest installer of residential insulation and related building products, rose during the reporting period. We also saw strong results from a position in Grand Canyon Education Inc., a high quality provider of post-secondary education services. Shares rose after investors perceived that the company could benefit from decreased federal government regulation and scrutiny under the Trump Administration coupled with the company’s ability to grow enrollment in the high single-digit range.
In the industrial sector, the Fund benefited from a position in the world’s largest executive search firm, Korn/Ferry International. The company’s shares surged following its fiscal third-quarter 2016 results, where management signaled that its business recovered following the post Brexit-related weakness. Korn/Ferry also indicated that new business had accelerated in Europe and North America following the election. Shares of NN Inc., a diversified manufacturer of plastic and metal components, advanced following a solid fourth-quarter 2016 earnings report and favorable 2017 guidance. On the heels of difficult end markets in 2015 and 2016, NN’s management expressed a more optimistic tone to start 2017, particularly for its short-cycle industrial business. More recently, the company offered additional positive news relating to debt refinancing, which could be additive to earnings. Also in industrials, shares of Aerojet Rocketdyne Holdings Inc., a manufacturer of aerospace and defense products for the U.S. government, were propelled higher following a strong second-quarter financial report that included an earnings and revenue beat due to strength in its space propulsion business and a healthy backlog of activity for the coming year. The company also benefited from rising tensions between the U.S. and North Korea and an announcement of the acquisition of its largest competitor within the sector.
10      NUVEEN

In the materials space, Ferro Corporation, a global supplier of glass-based coatings and pigments to diversified end markets, marched steadily higher after the company reported very strong results in the first quarter 2017, driven by margin improvement. Shares continued to make gains after the company reported stronger-than-expected second-quarter 2017 growth. Investors also anticipated a potential new deal in the color additives area. We continue to like Ferro because we believe the company is likely to benefit from continued strong execution and higher-than-expected organic growth as it transitions toward more of a specialty chemical company through value-added merger and acquisition deals.
In the financial sector, the Fund benefited from a position in independent investment banking advisory firm Evercore Partners Inc., which is well positioned in the current pro-business climate as the company builds out its advisor base. The pipeline of transactions, new advisor hires and an improved economic environment boded well for Evercore’s shares during the reporting period. The firm’s first and second quarter reports continued to display above-expected top- and bottom-line results aided by its advisory line of business and the tailwinds of an improving merger and acquisition market. We are optimistic about the outlook for Evercore Partners given its strong backlog of transactions and continued recruiting success.
Lastly, several of the Fund’s technology holdings performed exceptionally well, despite the Fund’s overall shortfall in that sector. Investors bid up shares of MKS Instruments Inc., a leading provider of process control systems to manufacturers of both semiconductor equipment and non-semiconductor equipment on a global scale. MKS Instruments continued to deliver earnings results ahead of expectations due to both the duration of the underlying strength in the semiconductor market and the company’s ability to extract both top-line and bottom-line synergies from strategic acquisitions made over the past 12 to 18 months. Given management’s ability to continue to improve operational efficiencies while paying down debt from previous acquisitions, we remain invested. Optical products provider Lumentum Holdings Inc. benefited from several strong secular growth drivers during the reporting period. Company management signaled that the 3D sensing opportunity within mobile devices was on the cusp of ramping and could be evident within the next two quarters, sending shares sharply higher. We believe this new opportunity represents a potential $200 million market that could add an incremental $1.00 in earnings per share. Finally, shares of Ixia, a global provider of testing systems for internet protocol-based infrastructure and services, advanced strongly leading up to and immediately following an announcement that it would be acquired by Keysight Technologies Inc. for a significant premium. We have sold our holdings in both Lumentum Holdings and Ixia.
NUVEEN      11

Risk
Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
12      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
NUVEEN      13

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	25.89%	13.06%	6.95%
Class A Shares at maximum Offering Price	18.66%	11.72%	6.32%
Russell Midcap® Growth Index	26.25%	15.34%	8.23%
Lipper Multi-Cap Growth Funds Classification Average	26.29%	13.83%	6.81%
Class C Shares	24.95%	12.21%	6.15%
Class R3 Shares	25.60%	12.77%	6.68%
Class I Shares	26.20%	13.33%	7.21%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	26.41%	12.45%
Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	16.96%	11.63%	6.79%
Class A Shares at maximum Offering Price	10.24%	10.32%	6.16%
Class C Shares	16.10%	10.80%	6.00%
Class R3 Shares	16.66%	11.36%	6.53%
Class I Shares	17.26%	11.91%	7.06%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	17.46%	12.19%
Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
14      NUVEEN

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.22%	1.97%	1.47%	0.83%	0.97%
Net Expense Ratios	1.17%	1.92%	1.42%	0.78%	0.92%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      15

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	25.07%	14.28%	7.74%
Class A Shares at maximum Offering Price	17.90%	12.93%	7.10%
Russell 2000® Growth Index	31.00%	15.36%	8.16%
Lipper Small-Cap Growth Funds Classification Average	29.16%	13.73%	7.22%
Class C Shares	24.21%	13.43%	6.94%
Class R3 Shares	24.77%	13.99%	7.47%
Class I Shares	25.41%	14.56%	8.01%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	25.56%	23.97%
Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.54%	12.67%	8.09%
Class A Shares at maximum Offering Price	10.76%	11.34%	7.46%
Class C Shares	16.71%	11.83%	7.29%
Class R3 Shares	17.20%	12.37%	7.82%
Class I Shares	17.81%	12.94%	8.36%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	17.97%	25.27%
Since inception returns, for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
16      NUVEEN

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.39%	2.14%	1.64%	1.00%	1.13%
Net Expense Ratios	1.24%	1.99%	1.49%	0.86%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31,2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      17

Holding
Summaries October 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.2%
Exchange-Traded Funds	1.0%
Investments Purchased with Collateral from Securities Lending	4.1%
Money Market Funds	0.8%
Other Assets Less Liabilities	(4.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	11.1%
IT Services	8.7%
Machinery	6.9%
Capital Markets	6.7%
Hotels, Restaurants & Leisure	5.4%
Life Sciences Tools & Services	5.1%
Semiconductors & Semiconductor Equipment	4.8%
Internet Software & Services	4.6%
Health Care Providers & Services	4.2%
Oil, Gas & Consumable Fuels	3.1%
Auto Components	2.9%
Household Durables	2.7%
Biotechnology	2.7%
Electrical Equipment	2.6%
Aerospace & Defense	2.6%
Chemicals	2.5%
Building Products	2.3%
Other	19.3%
Exchange-Traded Funds	1.0%
Investments Purchased with Collateral from Securities Lending	4.1%
Money Market Funds	0.8%
Other Assets Less Liabilities	(4.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Wynn Resorts Ltd	2.0%
DXC Technology Company	2.0%
Total System Services Inc.	1.9%
Amphenol Corporation, Class A	1.8%
Hilton Worldwide Holdings Inc.	1.8%
18       NUVEEN

Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Investments Purchased with Collateral from Securities Lending	6.4%
Money Market Funds	1.9%
Other Assets Less Liabilities	(7.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	9.6%
Health Care Equipment & Supplies	8.6%
Internet Software & Services	7.4%
Semiconductors & Semiconductor Equipment	6.2%
Biotechnology	6.1%
Banks	6.0%
Health Care Providers & Services	5.3%
Chemicals	5.0%
Hotels, Restaurants & Leisure	4.8%
IT Services	3.2%
Commercial Services & Supplies	2.8%
Building Products	2.7%
Pharmaceuticals	2.7%
Equity Real Estate Investment Trust	2.7%
Machinery	2.5%
Capital Markets	2.1%
Road & Rail	1.6%
Other	19.8%
Investments Purchased with Collateral from Securities Lending	6.4%
Money Market Funds	1.9%
Other Assets Less Liabilities	(7.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
EPAM Systems Inc.	2.2%
Evercore Partners Inc.	2.1%
MKS Instruments Inc.	1.9%
Semtech Corporation	1.8%
Cathay General Bancorp	1.7%
NUVEEN       19

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2017.
The beginning of the period is May 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,112.10	$1,107.70	$1,110.80	$1,114.20	$1,113.40
Expenses Incurred During the Period	$ 6.23	$ 10.20	$ 7.55	$ 4.21	$ 4.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,018.05	$1,021.22	$1,020.57
Expenses Incurred During the Period	$ 5.96	$ 9.75	$ 7.22	$ 4.02	$ 4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.79% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
20      NUVEEN

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,074.10	$1,070.30	$1,072.90	$1,076.50	$1,075.40
Expenses Incurred During the Period	$ 6.59	$ 10.49	$ 7.89	$ 4.66	$ 5.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.85	$1,015.07	$1,017.59	$1,020.72	$1,020.11
Expenses Incurred During the Period	$ 6.41	$ 10.21	$ 7.68	$ 4.53	$ 5.14
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 1.51%, 0.89% and 1.01% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
NUVEEN      21

Report of
Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (separate portfolios of Nuveen Investment Funds, Inc., hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
December 27, 2017
22      NUVEEN

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 98.2%
	Aerospace & Defense – 2.6%
44,617	L-3 Communications Holdings, Inc.	$8,351,410
45,572	TransDigm Group Inc., (2), (3)	12,646,230
	Total Aerospace & Defense	20,997,640
	Air Freight & Logistics – 1.2%
142,719	XPO Logistics, Incorporated	9,897,563
	Airlines – 0.7%
78,207	Alaska Air Group, Inc.	5,164,008
	Auto Components – 2.9%
198,486	BorgWarner Inc.	10,464,182
126,753	Delphi Automotive PLC	12,596,713
	Total Auto Components	23,060,895
	Biotechnology – 2.7%
132,307	Bioverativ, Inc., (2)	7,475,345
80,323	Incyte Pharmaceuticals Inc., (2)	9,096,580
40,488	Tesaro Inc., (2)	4,687,296
	Total Biotechnology	21,259,221
	Building Products – 2.3%
295,122	Masco Corporation	11,751,758
111,265	Smith AO Corporation	6,586,888
	Total Building Products	18,338,646
	Capital Markets – 6.7%
69,108	CBOE Holdings Inc.	7,813,351
286,808	E*TRADE Financial Corporation	12,501,961
92,673	Moody's Corporation	13,197,562
64,009	MSCI Inc., Class A Shares	7,512,096
252,855	TD Ameritrade Holding Corporation, (3)	12,640,221
	Total Capital Markets	53,665,191
	Chemicals – 2.5%
108,581	Celanese Corporation, Series A	11,326,084
22,023	Sherwin-Williams Company, (3)	8,702,389
	Total Chemicals	20,028,473
	Construction Materials – 1.1%
81,507	Eagle Materials Inc.	8,604,694
NUVEEN      23

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	Containers & Packaging – 1.3%
167,832	Berry Plastics Corporation, (2)	$ 9,977,612
	Electrical Equipment – 2.6%
190,037	Ametek Inc.	12,825,597
66,036	Hubbell Inc.	8,308,650
	Total Electrical Equipment	21,134,247
	Electronic Equipment, Instruments & Components – 1.8%
166,109	Amphenol Corporation, Class A	14,451,483
	Equity Real Estate Investment Trust – 1.6%
82,327	SBA Communications Corporation, (2)	12,940,158
	Health Care Equipment & Supplies – 2.2%
159,991	DexCom, Inc., (2)	7,194,795
80,902	Insulet Corporation, (2)	4,757,847
68,026	Nevro Corporation, (2), (3)	5,957,717
	Total Health Care Equipment & Supplies	17,910,359
	Health Care Providers & Services – 4.2%
134,437	Centene Corporation, (2)	12,592,714
151,219	HealthEquity, Inc., (2)	7,594,218
31,698	Humana Inc.	8,094,084
167,892	Teladoc, Inc., (2), (3)	5,548,831
	Total Health Care Providers & Services	33,829,847
	Hotels, Restaurants & Leisure – 5.4%
198,176	Hilton Worldwide Holdings Inc.	14,324,161
392,263	MGM Resorts International Inc.	12,297,445
110,553	Wynn Resorts Ltd	16,305,462
	Total Hotels, Restaurants & Leisure	42,927,068
	Household Durables – 2.7%
233,535	D.R. Horton, Inc.	10,324,583
44,499	Mohawk Industries Inc., (3)	11,648,058
	Total Household Durables	21,972,641
	Internet & Direct Marketing Retail – 1.9%
66,386	Expedia, Inc.	8,275,679
125,986	Liberty Ventures, (2)	7,176,162
	Total Internet & Direct Marketing Retail	15,451,841
	Internet Software & Services – 4.6%
190,823	GoDaddy, Inc., Class A Shares, (2), (3)	8,911,434
71,984	IAC/InterActiveCorp	9,289,535
58,760	LogMeIn Inc.	7,112,898
38,081	Shopify Inc., Class A Shares, (2)	3,788,679
105,115	Wix.com Limited, (2)	7,337,027
	Total Internet Software & Services	36,439,573
24      NUVEEN

Shares	Description (1)	Value
	IT Services – 8.7%
177,905	DXC Technology Company	$16,281,865
684,736	First Data Corporation, Class A Shares	12,195,148
83,366	FleetCor Technologies Inc.	13,777,899
210,452	Total System Services Inc.	15,163,067
175,924	Vantiv Inc., (2)	12,314,680
	Total IT Services	69,732,659
	Leisure Products – 1.5%
102,384	Polaris Industries Inc., (3)	12,125,337
	Life Sciences Tools & Services – 5.1%
556,847	Accelerate Diagnostics Inc., (2)	11,053,413
134,653	Agilent Technologies, Inc.	9,160,444
123,320	Quintiles Transnational Corporation, (2)	13,330,892
36,126	Waters Corporation, (2)	7,082,502
	Total Life Sciences Tools & Services	40,627,251
	Machinery – 6.9%
55,465	Cummins Inc.	9,810,649
104,755	Dover Corporation	10,003,055
74,061	IDEX Corporation	9,495,361
28,445	Parker Hannifin Corporation	5,194,342
51,275	Stanley Black & Decker Inc.	8,283,476
81,909	WABCO Holdings Inc.	12,087,311
	Total Machinery	54,874,194
	Media – 1.8%
291,030	Liberty Sirius Group, Class-A Shares, (2)	12,138,861
197,399	WideOpenWest, Incorporated, (2)	2,524,733
	Total Media	14,663,594
	Oil, Gas & Consumable Fuels – 3.1%
54,396	Diamondback Energy	5,829,076
397,462	Parsley Energy Inc. Class A Shares, (2)	10,572,489
303,626	Williams Companies Inc.	8,653,341
	Total Oil, Gas & Consumable Fuels	25,054,906
	Pharmaceuticals – 0.6%
199,213	Nektar Therapautics, (2)	4,799,041
	Road & Rail – 1.0%
76,092	J.B. Hunt Transports Services Inc., (3)	8,095,428
	Semiconductors & Semiconductor Equipment – 4.8%
50,840	Lam Research Corporation	10,603,699
132,806	Microchip Technology Incorporated	12,590,009
136,590	Microsemi Corporation, (2)	7,289,808
NUVEEN      25

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
188,819	Semtech Corporation, (2)	$ 7,751,020
	Total Semiconductors & Semiconductor Equipment	38,234,536
	Software – 11.1%
111,570	Autodesk, Inc., (2), (3)	13,941,787
198,196	Cadence Design Systems, Inc., (2)	8,554,139
102,871	Electronic Arts Inc.	12,303,372
46,220	HubSpot, Inc., (2)	4,000,341
164,152	Parametric Technology Corporation, (2)	10,907,900
55,585	Proofpoint, Incorporated, (2)	5,136,610
88,018	Red Hat, Inc., (2)	10,635,215
92,944	ServiceNow Inc., (2)	11,745,333
104,756	Take-Two Interactive Software, Inc., (2)	11,591,252
	Total Software	88,815,949
	Specialty Retail – 1.6%
169,973	CarMax, Inc., (2), (3)	12,764,972
	Thrifts & Mortgage Finance – 1.0%
305,665	BofI Holdings, Inc., (2)	8,222,387
	Total Common Stocks (cost $632,723,685)	786,061,414

Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 1.0%
24,665	I-Shares NASDAQ Biotechnology ETF, (3)	$ 7,749,250
	Total Exchange-Traded Funds (cost $7,929,186)	7,749,250
	Total Long-Term Investments (cost $640,652,871)	793,810,664

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.1%
	Money Market Funds – 4.1%
33,227,347	First American Government Obligations Fund, Class X , (5)	0.943% (6)	$ 33,227,347
	Total Investments Purchased with Collateral from Securities Lending (cost $33,227,347)		33,227,347

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.8%
	Money Market Funds – 0.8%
6,331,249	First American Treasury Obligations Fund, Class Z	0.918% (6)	$ 6,331,249
	Total Short-Term Investments (cost $6,331,249)		6,331,249
	Total Investments (cost $680,211,467) – 104.1%		833,369,260
	Other Assets Less Liabilities – (4.1)%		(32,919,441)
	Net Assets – 100%		$ 800,449,819
26      NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $32,828,469.
(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
See accompanying notes to financial statements.
NUVEEN      27

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Aerospace & Defense – 1.6%
89,828	Kratos Defence & Security Solutions Inc., (2)	$1,081,529
10,198	Mercury Computer Systems Inc., (2)	514,693
	Total Aerospace & Defense	1,596,222
	Banks – 6.0%
41,378	Cathay General Bancorp	1,729,600
35,514	Customers Bancorp Inc., (2)	970,953
20,994	Eagle Bancorp, Inc., (2)	1,399,250
25,832	Renasant Corporation	1,069,445
17,228	Western Alliance Bancorporation	961,322
	Total Banks	6,130,570
	Biotechnology – 6.1%
8,077	Blueprint Medicines Corporation, (2)	536,474
7,394	Clovis Oncology Inc., (2)	557,286
11,728	EXACT Sciences Corporation, (2)	644,923
11,373	FibroGen, Inc., (2)	635,182
9,382	Juno Therapeutic Inc., (2)	421,346
6,236	Ligand Pharmceuticals, Inc., (2)	906,402
8,636	Prothena Corporation PLC, (2), (3)	501,320
18,053	Repligen Corporation, (2)	671,572
3,999	Sage Therapeutics, Inc., (2)	253,057
10,343	Sarepta Therapautics Inc., (2)	510,013
5,078	Tesaro Inc.	587,880
	Total Biotechnology	6,225,455
	Building Products – 2.7%
53,965	Continental Building Products Inc., (2)	1,440,865
35,927	Jeld-Wen Holding, Inc., (2)	1,324,988
	Total Building Products	2,765,853
	Capital Markets – 2.1%
26,816	Evercore Partners Inc.	2,147,962
	Chemicals – 5.0%
70,919	Ferro Corporation	1,689,291
27,960	GCP Applied Technologies, Inc., (2)	817,830
22,410	Ingevity Corporation, (2)	1,596,264
21,811	PolyOne Corporation	1,004,833
	Total Chemicals	5,108,218
28      NUVEEN

Shares	Description (1)	Value
	Commercial Services & Supplies – 2.8%
67,047	Interface, Inc.	$1,528,672
17,039	MSA Safety Inc.	1,354,600
	Total Commercial Services & Supplies	2,883,272
	Communications Equipment – 1.3%
28,736	Plantronics Inc.	1,303,465
	Construction & Engineering – 1.6%
36,170	MasTec Inc., (2)	1,575,203
	Diversified Consumer Services – 1.4%
15,337	Grand Canyon Education Inc., (2)	1,372,815
	Diversified Telecommunication Services – 1.3%
24,719	Cogent Communications Group, Inc.	1,332,354
	Electronic Equipment, Instruments & Components – 1.4%
5,305	Coherent Inc., (2)	1,393,677
	Equity Real Estate Investment Trust – 2.7%
11,026	PS Business Parks Inc., (3)	1,459,071
79,308	Summit Hotel Properties Inc.	1,253,859
	Total Equity Real Estate Investment Trust	2,712,930
	Health Care Equipment & Supplies – 8.6%
52,721	AtriCure, Inc., (2)	1,130,338
46,935	Cardiovascular Systems, Inc., (2)	1,129,726
22,781	Insulet Corporation	1,339,751
28,191	Integra Lifesciences Holdings Corporation, (2)	1,318,775
51,638	K2M Group Holdings Inc., (2)	1,016,752
32,667	Merit Medical Systems, Inc., (2)	1,242,979
17,700	Nevro Corporation	1,550,166
	Total Health Care Equipment & Supplies	8,728,487
	Health Care Providers & Services – 5.3%
32,372	AMN Healthcare Services Inc., (2)	1,421,131
30,184	HealthEquity, Inc.	1,515,840
17,249	LHC Group, Inc., (2)	1,152,406
38,829	Teladoc, Inc., (3)	1,283,298
	Total Health Care Providers & Services	5,372,675
	Health Care Technology – 0.8%
49,953	Evolent Health Inc., (2), (3)	811,736
	Hotels, Restaurants & Leisure – 4.8%
36,741	Marcus Corporation	997,518
16,451	Papa John's International, Inc., (3)	1,119,490
41,584	Planet Fitness Inc., (2), (3)	1,107,798
NUVEEN      29

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments	October 31, 2017
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
47,270	Wingstop Inc., (3)	$ 1,601,035
	Total Hotels, Restaurants & Leisure	4,825,841
	Household Durables – 1.1%
15,783	Installed Building Products Inc., (2)	1,100,075
	Internet Software & Services – 7.4%
28,196	Cornerstone OnDemand Inc., (2)	1,081,598
32,044	Envestnet Inc., (2)	1,711,150
33,797	Mimecast Limited, (2)	1,074,407
38,849	MINDBODY, Inc., Class A Shares, (2)	1,252,880
67,986	Qoutient Technology Inc., (2)	1,063,981
42,716	Twilio, Inc., (2), (3)	1,364,776
	Total Internet Software & Services	7,548,792
	IT Services – 3.2%
23,971	EPAM Systems Inc., (2)	2,184,957
18,959	Interxion Holdings NV, (2)	1,012,221
	Total IT Services	3,197,178
	Life Sciences Tools & Services – 1.0%
53,099	Accelerate Diagnostics Inc.	1,054,015
	Machinery – 2.5%
45,461	NN, Inc.	1,343,373
55,937	Welbilt Incorporation, (2)	1,233,970
	Total Machinery	2,577,343
	Oil, Gas & Consumable Fuels – 1.2%
35,587	RSP Permian Inc, (2)	1,224,549
	Personal Products – 1.1%
50,153	e.l.f. Beauty, Incorporated, (2), (3)	1,062,742
	Pharmaceuticals – 2.7%
39,290	Pacira Pharmaceuticals, Inc., (2)	1,259,244
31,294	Prestige Brands Holdings Inc., (2)	1,467,689
	Total Pharmaceuticals	2,726,933
	Professional Services – 1.4%
34,291	Korn Ferry International	1,434,393
	Road & Rail – 1.6%
39,608	Knight-Swift Transportation Holdings Inc.	1,641,752
	Semiconductors & Semiconductor Equipment – 6.2%
20,215	Microsemi Corporation	1,078,875
17,469	MKS Instruments Inc.	1,898,007
11,797	Monolithic Power Systems, Inc.	1,435,341
30      NUVEEN

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
44,586	Semtech Corporation	$ 1,830,255
	Total Semiconductors & Semiconductor Equipment	6,242,478
	Software – 9.6%
18,854	Aspen Technology Inc., (2)	1,216,460
25,312	Broadsoft Inc., (2)	1,388,363
25,751	CommVault Systems, Inc., (2), (3)	1,340,339
29,826	Cyberark Software Limited, (2)	1,263,728
17,435	HubSpot, Inc.	1,508,999
16,931	Proofpoint, Incorporated	1,564,594
32,314	Varonis Systems Inc., (2)	1,408,890
591,081	VideoPropulsion Inc., (2), (4)	1
	Total Software	9,691,374
	Specialty Retail – 1.2%
11,064	Childrens Place Retail Stores Inc.	1,203,763
	Technology Hardware, Storage & Peripherals – 1.0%
61,533	Pure Storage Inc, Class A Shares, (2)	1,010,987
	Textiles, Apparel & Luxury Goods – 1.0%
27,055	Steven Madden Limited, (2)	1,055,145
	Trading Companies & Distributors – 1.4%
66,026	BMC Stock Holdings Inc., (2)	1,416,257
	Total Long-Term Investments (cost $82,094,594)	100,474,511

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 6.4%
	Money Market Funds – 6.4%
6,512,756	First American Government Obligations Fund, Class X , (5)	0.943% (6)	$ 6,512,756
	Total Investments Purchased with Collateral from Securities Lending (cost $6,512,756)		6,512,756

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.9%
	Money Market Funds – 1.9%
1,897,077	First American Treasury Obligations Fund, Class Z	0.918% (6)	$ 1,897,077
	Total Short-Term Investments (cost $1,897,077)		1,897,077
	Total Investments (cost $90,504,427) – 107.4%		108,884,344
	Other Assets Less Liabilities – (7.4)%		(7,494,974)
	Net Assets – 100%		$ 101,389,370
NUVEEN      31

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments	October 31, 2017
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $6,398,763.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
32      NUVEEN

Statement of
Assets and Liabilities
October 31, 2017
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $640,652,871 and $82,094,594, respectively)	$793,810,664	$100,474,511
Investment purchased with collateral from securities lending, at value (cost approximates value)	33,227,347	6,512,756
Short-term investments, at value (cost approximates value)	6,331,249	1,897,077
Cash	418	—
Receivable for:
Dividends	104,950	—
Due from broker	15,466	7,504
Interest	2,690	1,435
Investments sold	2,658,228	1,155,137
Shares sold	455,674	37,337
Other assets	85,184	25,847
Total assets	836,691,870	110,111,604
Liabilities
Payable for:
Collateral from securities lending program	33,227,347	6,512,756
Investments purchased	785,058	1,997,477
Shares redeemed	1,181,480	79,997
Accrued expenses:
Directors fees	65,377	1,015
Management fees	510,917	63,247
12b-1 distribution and service fees	82,103	10,013
Other	389,769	57,729
Total liabilities	36,242,051	8,722,234
Net assets	$800,449,819	$101,389,370
See accompanying notes to financial statements.
NUVEEN      33

Statement of Assets and Liabilities (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$250,908,314	$ 34,933,729
Shares outstanding	5,775,139	1,409,561
Net asset value ("NAV") per share	$ 43.45	$ 24.78
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 46.10	$ 26.29
Class C Shares
Net assets	$ 16,277,764	$ 2,181,249
Shares outstanding	479,557	110,240
NAV and offering price per share	$ 33.94	$ 19.79
Class R3 Shares
Net assets	$ 35,402,253	$ 1,608,462
Shares outstanding	865,622	68,277
NAV and offering price per share	$ 40.90	$ 23.56
Class R6 Shares
Net assets	$ 72,703,215	$ 19,108,470
Shares outstanding	1,419,013	665,407
NAV and offering price per share	$ 51.24	$ 28.72
Class I Shares
Net assets	$425,158,273	$ 43,557,460
Shares outstanding	8,360,627	1,519,631
NAV and offering price per share	$ 50.85	$ 28.66
Net assets consist of:
Capital paid-in	$524,085,292	$ 71,981,818
Undistributed (Over-distribution of) net investment income	(59,567)	—
Accumulated net realized gain (loss)	123,266,301	11,027,635
Net unrealized appreciation (depreciation)	153,157,793	18,379,917
Net assets	$800,449,819	$101,389,370
Authorized shares – per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
34      NUVEEN

Statement of
Operations
Year Ended October 31, 2017
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income	$ 6,085,778	$ 522,167
Securities lending income, net	180,559	72,664
Total investment income	6,266,337	594,831
Expenses
Management fees	6,513,525	830,953
12b-1 service fees - Class A Shares	653,551	83,878
12b-1 distibution and service fees - Class C Shares	163,672	21,776
12b-1 distibution and service fees - Class R3 Shares	219,425	7,916
Shareholder servicing agent fees	1,232,177	122,279
Custodian fees	88,401	15,839
Directors fees	26,574	3,104
Professional fees	74,922	30,196
Shareholder reporting expenses	68,866	27,950
Federal and state registration fees	85,592	78,098
Other	19,024	3,191
Total expenses before fee waiver/expense reimbursement	9,145,729	1,225,180
Fee waiver/expense reimbursement	(473,495)	(110,730)
Net expenses	8,672,234	1,114,450
Net investment income (loss)	(2,405,897)	(519,619)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	147,239,993	13,336,050
Change in net unrealized appreciation (depreciation) of investments	50,051,609	8,799,437
Net realized and unrealized gain (loss)	197,291,602	22,135,487
Net increase (decrease) in net assets from operations	$194,885,705	$21,615,868
See accompanying notes to financial statements.
NUVEEN      35

Statement of
Changes in Net Assets
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/17	Year Ended 10/31/16
Operations
Net investment income (loss)	$ (2,405,897)	$ (2,040,836)	$ (519,619)	$ (344,359)
Net realized gain (loss) from investments	147,239,993	39,438,510	13,336,050	230,549
Change in net unrealized appreciation (depreciation) of investments	50,051,609	(84,112,052)	8,799,437	1,751,276
Net increase (decrease) in net assets from operations	194,885,705	(46,714,378)	21,615,868	1,637,466
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	—	—	—	—
Class I Shares	—	—	—	—
From accumulated net realized gains:
Class A Shares	(12,685,309)	(29,764,786)	(147,667)	(3,119,388)
Class C Shares	(947,963)	(2,169,779)	(11,170)	(257,365)
Class R3 Shares	(2,649,483)	(5,269,991)	(7,181)	(141,730)
Class R6 Shares(1)	(1,941,793)	(2,160,039)	(75,588)	—
Class I Shares	(18,975,079)	(50,466,827)	(144,488)	(5,003,863)
Decrease in net assets from distributions to shareholders	(37,199,627)	(89,831,422)	(386,094)	(8,522,346)
Fund Share Transactions
Proceeds from sale of shares	100,136,946	168,865,444	15,395,316	29,902,736
Proceeds from shares issued to shareholders due to reinvestment of distributions	34,647,413	81,262,369	326,000	7,074,849
	134,784,359	250,127,813	15,721,316	36,977,585
Cost of shares redeemed	(387,175,355)	(422,698,529)	(24,411,376)	(41,285,778)
Net increase (decrease) in net assets from Fund share transactions	(252,390,996)	(172,570,716)	(8,690,060)	(4,308,193)
Net increase (decrease) in net assets	(94,704,918)	(309,116,516)	12,539,714	(11,193,073)
Net assets at the beginning of period	895,154,737	1,204,271,253	88,849,656	100,042,729
Net assets at the end of period	$ 800,449,819	$ 895,154,737	$101,389,370	$ 88,849,656
Undistributed (Over-distribution of) net investment income at the end of period	$ (59,567)	$ (1,700,163)	$ —	$ (321,130)

(1)	Class R6 Shares for Small Cap Growth Opportunities were established on June 30, 2016.
See accompanying notes to financial statements.
36      NUVEEN

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NUVEEN      37

Financial
Highlights
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2017	$36.09	$(0.17)	$ 9.20	$ 9.03	$ —	$(1.67)	$(1.67)	$43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
Class C (09/01)
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
Class R3 (12/00)
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
Class R6 (02/13)
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(e)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
38      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

25.89%	$250,908	1.23%	(0.48)%	1.17%	(0.43)%	136%
(3.78)	280,681	1.29	(0.35)	1.27	(0.33)	89
3.68	365,394	1.30	(0.72)	1.30	(0.72)	118
12.89	371,601	1.30	(0.81)	1.30	(0.81)	106
30.27	355,086	1.30	(0.38)	1.29	(0.38)	108

24.95	16,278	1.98	(1.23)	1.92	(1.18)	136
(4.50)	16,956	2.04	(1.10)	2.02	(1.08)	89
2.91	22,284	2.05	(1.47)	2.05	(1.47)	118
12.01	24,304	2.05	(1.56)	2.05	(1.56)	106
29.33	22,181	2.05	(1.14)	2.04	(1.13)	108

25.60	35,402	1.48	(0.72)	1.42	(0.66)	136
(4.04)	55,093	1.54	(0.59)	1.52	(0.57)	89
3.43	54,866	1.55	(0.98)	1.55	(0.98)	118
12.59	64,262	1.55	(1.10)	1.55	(1.10)	106
29.97	47,168	1.55	(0.63)	1.54	(0.63)	108

26.41	72,703	0.84	(0.09)	0.78	(0.03)	136
(3.41)	50,677	0.89	0.12	0.86	0.14	89
4.09	31,167	0.92	(0.33)	0.92	(0.33)	118
13.31	16,192	0.92	(0.44)	0.92	(0.44)	106
20.12	25,874	0.92*	(0.14)*	0.92*	(0.14)*	108

26.20	425,158	0.98	(0.23)	0.92	(0.18)	136
(3.54)	491,747	1.04	(0.10)	1.02	(0.08)	89
3.95	730,560	1.05	(0.47)	1.05	(0.47)	118
13.15	814,636	1.05	(0.56)	1.05	(0.56)	106
30.60	776,915	1.05	(0.13)	1.04	(0.12)	108
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      39

Financial Highlights (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2017	$19.90	$(0.16)	$5.14	$ 4.98	$ —	$(0.10)	$(0.10)	$24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
Class C (09/01)
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
Class R3 (12/00)
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
Class R6 (06/16)
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016(e)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
40      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

25.07%	$34,934	1.41%	(0.80)%	1.30%	(0.69)%	95%
1.90	31,255	1.48	(0.58)	1.42	(0.52)	106
0.72	33,922	1.50	(1.00)	1.47	(0.97)	128
9.07	38,990	1.57	(1.19)	1.47	(1.09)	125
39.22	40,965	1.55	(1.17)	1.46	(1.09)	119

24.21	2,181	2.16	(1.55)	2.05	(1.44)	95
1.10	1,971	2.23	(1.32)	2.18	(1.27)	106
(0.03)	2,278	2.25	(1.75)	2.22	(1.72)	128
8.26	2,250	2.32	(1.94)	2.22	(1.84)	125
38.17	2,350	2.30	(1.91)	2.22	(1.83)	119

24.77	1,608	1.66	(1.05)	1.55	(0.94)	95
1.62	1,631	1.73	(0.83)	1.67	(0.78)	106
0.50	1,439	1.75	(1.26)	1.72	(1.23)	128
8.77	2,077	1.82	(1.44)	1.72	(1.34)	125
38.86	1,941	1.80	(1.40)	1.72	(1.32)	119

25.56	19,108	1.04	(0.43)	0.93	(0.32)	95
6.15	19,524	1.02*	(0.29)*	0.96*	(0.23)*	106

25.41	43,557	1.16	(0.56)	1.05	(0.44)	95
2.10	34,468	1.24	(0.32)	1.19	(0.26)	106
1.00	62,403	1.25	(0.75)	1.22	(0.71)	128
9.34	62,887	1.32	(0.94)	1.22	(0.84)	125
39.55	48,141	1.30	(0.90)	1.22	(0.82)	119

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      41

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2017 , and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2017 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Mid Cap Growth Opportunities' investment objective is capital appreciation. Small Cap Growth Opportunities' investment objective is growth of capital.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
42      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors ("the Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from
NUVEEN      43

Notes to Financial Statements (continued)
sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$786,061,414	$ —	$ —	$786,061,414
Exchange-Traded Funds	7,749,250	—	—	7,749,250
Investments Purchased with Collateral from Securities Lending	33,227,347	—	—	33,227,347
Short-Term Investments:
Money Market Funds	6,331,249	—	—	6,331,249
Total	$833,369,260	$ —	$ —	$833,369,260

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$100,474,510	$ —	$ 1**	$100,474,511
Investments Purchased with Collateral from Securities Lending	6,512,756	—	—	6,512,756
Short-Term Investments:
Money Market Funds	1,897,077	—	—	1,897,077
Total	$108,884,343	$ —	$ 1	$108,884,344

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations,
44      NUVEEN

evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.
The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Growth Opportunities
	Common Stocks	$25,288,149	$(25,288,149)	$ —
NUVEEN      45

Notes to Financial Statements (continued)
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
	Exchange-Traded Funds	7,540,320	(7,540,320)	$ —
Total		$32,828,469	$(32,828,469)	—
Small Cap Growth Opportunities	Common Stocks	$6,398,763	$(6,398,763)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Securities lending fees paid by each Fund during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$ —	$4,591
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
46      NUVEEN

	Year Ended 10/31/17		Year Ended 10/31/16
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	599,732	$ 23,211,270	1,286,993	$ 46,257,083
Class C	31,633	966,677	49,057	1,433,532
Class R3	206,167	7,572,310	930,527	31,797,493
Class R6	659,180	28,826,884	748,186	31,832,382
Class I	866,620	39,559,805	1,389,963	57,544,954
Shares issued to shareholders due to reinvestment of distributions:
Class A	338,790	12,416,659	792,841	29,200,332
Class C	30,334	874,224	66,705	1,969,787
Class R3	76,052	2,629,881	149,955	5,236,446
Class R6	45,085	1,941,793	49,885	2,136,595
Class I	392,170	16,784,856	1,001,858	42,719,209
	3,245,763	134,784,359	6,465,970	250,127,813
Shares redeemed:
Class A	(2,941,519)	(112,861,968)	(3,233,940)	(117,025,698)
Class C	(172,357)	(5,236,118)	(190,972)	(5,612,585)
Class R3	(1,030,127)	(37,314,487)	(874,522)	(29,582,220)
Class R6	(488,649)	(22,975,747)	(257,869)	(10,831,697)
Class I	(4,643,529)	(208,787,035)	(6,254,743)	(259,646,329)
	(9,276,181)	(387,175,355)	(10,812,046)	(422,698,529)
Net increase (decrease)	(6,030,418)	$(252,390,996)	(4,346,076)	$(172,570,716)

	Year Ended 10/31/17		Year Ended 10/31/16
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	113,239	$ 2,567,846	86,880	$ 1,652,635
Class C	20,459	371,311	12,361	175,990
Class R3	22,228	479,017	55,049	1,026,498
Class R6(1) – exchanges	—	—	938,692	20,303,916
Class I	458,134	11,977,142	306,571	6,743,697
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,530	143,536	156,382	3,021,304
Class C	630	11,123	15,927	249,421
Class R3	342	7,155	7,678	141,728
Class R6(1)	2,978	75,588	—	—
Class I	3,494	88,598	164,750	3,662,396
	628,034	15,721,316	1,744,290	36,977,585
Shares redeemed:
Class A	(280,941)	(6,347,802)	(244,847)	(4,712,686)
Class C	(33,860)	(623,759)	(32,616)	(496,420)
Class R3	(40,281)	(858,266)	(46,235)	(850,147)
Class R6(1)	(187,954)	(4,955,000)	(88,309)	(2,100,000)
Class I	(444,348)	(11,626,549)	(576,362)	(12,822,609)
Class I – exchanges	—	—	(938,692)	(20,303,916)
	(987,384)	(24,411,376)	(1,927,061)	(41,285,778)
Net increase (decrease)	(359,350)	$ (8,690,060)	(182,771)	$ (4,308,193)

(1)	Class R6 Shares for Small Cap Growth Opportunities were established on June 30, 2016.
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$1,137,949,313	$90,553,794
Sales	1,433,437,510	97,821,836
NUVEEN      47

Notes to Financial Statements (continued)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transaction. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of October 31, 2017.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$683,532,419	$90,804,289
Gross unrealized:
Appreciation	$159,192,963	$20,845,896
Depreciation	(9,356,122)	(2,765,841)
Net unrealized appreciation (depreciation) of investments	$149,836,841	$18,080,055
Permanent differences, primarily due to net operating losses, tax equalization and federal taxes paid resulted in reclassifications among the Funds' components of net assets as of October 31, 2017, the Funds' tax year end, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$ 14,562,127	$ 984,411
Undistributed (Over-distribution of) net investment income	4,046,493	840,749
Accumulated net realized gain (loss)	(18,608,620)	(1,825,160)
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2017, the Funds' tax year end, were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$ 24,962,414	$5,307,307
Undistributed net long-term capital gains	101,624,839	6,020,190

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2017 and October 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ —	$ —
Distributions from net long-term capital gains	37,199,627	386,094

48      NUVEEN

2016	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ —	$1,799,025
Distributions from net long-term capital gains	89,831,422	6,723,321

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period September 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For net assets over $2 billion	0.5250	0.5750
Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets of $10 billion and greater	0.4750	0.5250
NUVEEN      49

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2017, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2019
Small Cap Growth Opportunities	0.99%*	July 31, 2019
* For the period November 1, 2016 through May 31, 2017, the Fund's Expense Cap was 1.09%.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$53,780	$25,461
Paid to financial intermediaries (Unaudited)	47,764	22,361
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$6,045	$2,771
50      NUVEEN

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$5,448	$1,829
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$2,077	$ —
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at at variable rate.
Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Fund based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Advisor and the board of each Participating Fund.
During the current fiscal period, Mid Cap Growth Opportunities utilized this facility. The Fund's average daily balance outstanding and average annual interest rate during the utilization period was $16,500,000 and 2.13%, respectively. The Fund's maximum outstanding daily balance during the utilization period was $28,000,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities. Small Cap Growth Opportunities did not utilize this facility during the current fiscal period.
NUVEEN      51

Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National
Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2017.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Long-term capital gain dividends	$51,692,077	$1,368,435
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
52      NUVEEN

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
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Glossary of Terms Used in this Report (Unaudited) (continued)
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
54      NUVEEN

Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Small Cap Growth Opportunities Fund (the “Small Cap Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including a reduction in both the management fee and temporary expense cap for the Funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other
56      NUVEEN

factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
For Nuveen Mid Cap Growth Opportunities Fund (the “Mid Cap Fund”), the Board noted that although the Fund underperformed its benchmark for the one-, three- and five-year periods and ranked in its Performance Peer Group in the fourth quartile in the three-year period, the Fund ranked in the third quartile in the one- and five-year periods. The Board determined the Fund’s performance was satisfactory.
For the Small Cap Fund, the Board noted that the Fund performed well against the Performance Peer Group, ranking in the second quartile in the one-, three- and five-year periods. In addition, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Mid Cap Fund had a net management fee higher than its peer average and a net expense ratio slightly higher than its peer average. The Board noted, however, that the Fund’s management fee and temporary expense cap were reduced effective in June 2016 and therefore the Fund’s net expense ratio only partially reflected these adjustments in the 12 month period provided in the Broadridge Report. The Independent Board Members noted that the Small Cap Fund had a net management fee higher than its peer average but a net expense ratio in line with its peer average. The Independent Board Members further noted that the Adviser agreed to reduce the temporary expense cap for the Small Cap Fund.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recog
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
nized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may
58      NUVEEN

have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub- Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through their temporary expense caps. As noted, the Board further approved the reduction of the temporary expense cap for the Small Cap Fund which would expire on July 31, 2019. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.
In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Directors
and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at twelve. None of the Directors who are not “interested” persons of the Funds (referred to herein as “independent Directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
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Directors and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert(1) 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
62      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

NUVEEN      63

Directors and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	90
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	176
64      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176
(1)      Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Kundert will retire from the Board as of December 31, 2017.
(2)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
NUVEEN      65

Notes
66      NUVEEN

Notes
NUVEEN      67

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-FCGO-1017P323301-INV-Y-12/18

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.

Meanwhile, politics will remain in the forefront. A budget showdown is expected in 2018, as Congress sets to debate the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC.

During the reporting period, David Chalupnik, CFA served as the portfolio manager for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003. Effective April 13, 2017, Evan Staples, CFA, replaced Tony Burger, CFA, as a portfolio manager on the Nuveen Large Cap Select Fund. Evan has 12 years of financial industry experience.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2017.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of above 3% growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “second” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.3%, an increase from 3.1% in the second quarter, alleviating concerns that Hurricanes Harvey, Irma and Maria depressed the nation’s output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, with the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in October 2017 from 4.8% in October 2016 and job gains averaged around 167,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.0% over the twelve-month reporting period ended October 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in September 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.7% and 6.2%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

With the U.S. economy delivering a sustainable, albeit muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). As the reporting period ended, legislators were refocusing their efforts on tax reform and President Trump nominated Jerome Powell to replace Fed Chair Janet Yellen when her term ends in February 2018. Although both events were initially considered market friendly, the specifics of a tax reform bill, its implications for the economic and corporate landscapes, and whether it passes remain to be seen and could pose challenges to the Fed’s ability to manage interest rates in the future, (subsequent to the close of the reporting period, the tax bill was signed into law). Geopolitical risks also remained prominent throughout the reporting period, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

The U.S. bull market celebrated its eighth birthday in March 2017 with the Dow Jones Industrial Average reaching the historic 20,000 milestone in January 2017 and continuing upward to end the reporting period well above the 23,000 mark. Although June 2017 marked the one-year anniversary of the much-feared Brexit vote, global equity markets ended the period in much more favorable condition than they were a year ago. Despite the above-mentioned headline risks that dominated the news, equity markets recorded exceptional returns both domestically and internationally. In U.S. dollar terms, emerging markets topped the performance charts by rising 26.45% as measured by the MSCI Emerging Markets Index. Developed markets also produced strong gains with the MSCI EAFE Index gaining 23.44% and the U.S. bellwether S&P 500® Index advancing 23.63% during the reporting period. The resurgence in Eurozone stocks, in particular, took place against a backdrop of broad-based economic recovery with monetary, fiscal and exchange-rate policy all working together with an overlay of structural reform. In the U.S. market, small-cap stocks gained momentum as the reporting period progressed, topping larger caps with a 27.85% return, as measured by the Russell 2000® Index. Across the market capitalization spectrum, growth-oriented stocks outpaced value stocks.

Nuveen Large Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund remained cyclically oriented with the most significant change in positioning coming from a more than 6% decrease in its information technology weighting. We

6	NUVEEN

also decreased the Fund’s industrial exposure to end with a slight underweight versus the benchmark during the reporting period. On the other hand, we increased the Fund’s energy exposure from an underweight to an overweight position versus the benchmark. We also shifted from a zero weight to around a 3% weight in consumer staples, which still represented a significant underweight to the benchmark.

The Fund’s outperformance versus the S&P 500® benchmark and Lipper peers was the result of both favorable stock selection and sector allocations. In terms of the former, security selection was strong in ten of the eleven sectors represented in the benchmark, particularly financials, health care, industrials, consumer discretionary, information technology and consumer staples. Returns were also boosted by underweight positions in two poorly performing sectors in the index, consumer staples and telecommunication services.

The financial sector had the greatest positive impact on performance and featured some of the Fund’s top overall contributors for the reporting period. Our strongest performer in the sector was Bank of America Corporation, which saw improvements from lower expenses and growth in its consumer banking business. Furthermore, Bank of America finally announced the sale of its U.K. credit card business to Lloyds Banking Group, which was completed in June 2017. The sale was viewed as a strategic move given that the company has no other consumer business in the U.K. and because of the uncertain outlook following Brexit. Later in the reporting period, however, we decided to exit our position because muted economic growth and inflation figures put downward pressure on interest rates, which may have a negative impact on Bank of America’s margins. The Fund also benefited from a position in global investment banking and investment management firm Goldman Sachs Group Inc., which saw its shares reach an all-time high in a post-election rally that lasted through early March 2017. Shortly after that, however, the company reported a lower-quality beat and weakness in its capital markets products. As a result, we decided to take gains and exit our Goldman Sachs position given softer trends looking forward and better risk/reward trade-offs elsewhere.

Also, multi-national banking and financial services holding company JPMorgan Chase & Co. continued its run as a best-in-class company, gaining market share in every business line. The company is seeing high single-digit core loan growth, net interest margin expansion and increasing capital return. In addition, we believe earnings per share growth will likely outpace its competitors regardless of the interest rate backdrop. From a valuation perspective, JPMorgan trades at a discount relative to its group. As the company’s widening competitive advantage becomes better understood, we believe multiple expansion could accelerate. In addition, the Fund benefited from a position in discount on-line brokerage firm E*TRADE Financial Corporation, which reported strong second-quarter results that were well ahead of consensus, good customer asset growth and an improvement in its forward-looking guidance. The company’s new management team is focused on improving penetration among active traders by building a platform that better services the growing and lucrative derivatives trading market. E*TRADE also continues to search for opportunities to build out through further accretive acquisitions like its recent OptionHouse deal. The company recently reduced its Tier 1 leverage ratio, which freed up $520 million in capital, enabling a $1 billion share buyback to be completed by the end of 2018. E*TRADE’s valuation also remains at a discount relative to its peers.

Results were strong in health care during the reporting period, led by a position in biotechnology company Vertex Pharmaceuticals Inc., which is predominantly focused on treatments for cystic fibrosis (CF). After the company reported successful Phase II data of its triple-combination regimen in CF patients, its shares responded very positively to the news. If approved by the U.S. Food and Drug Administration (FDA), the new combination therapy would broadly expand the company’s addressable CF market. Although we trimmed our position slightly to take profits and reduce risk with a Phase III trial still ahead, we continue to have strong conviction in Vertex Pharmaceuticals and still hold the position in the Fund. We believe the company has a number of catalysts that could increase labels and provide paths to revenue growth, plus it operates in a space with low competition. Shares of Cigna Corporation continued to benefit the Fund’s performance after the company reported solid first-quarter earnings, highlighted by outperformance its health care segment. Management also raised its current year guidance for enrollment growth after commercial membership exceeded expectations. In addition, investors responded positively to Cigna’s release from Medicare advantage sanctions that were imposed by the Centers for Medicare & Medicaid Services. We continue to like Cigna because we believe the company has a strong core growth outlook and potential catalysts from capital deployment.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Also in health care, biopharmaceutical company AbbVie Inc. posted a second-quarter earnings beat driven by Humira and Imbruvica sales as well as better-than-expected margins. In addition, the Patent Trial and Appeal Board recently rejected all of Coherus Bioscience’s petitions against AbbVie’s Humira ‘619 formulation patent, which cleared a near-term risk for the stock. We continue to hold the position given the company’s solid product pipeline, earnings upside and strong free cash flow that supports an attractive dividend yield. Finally, a position in Aetna Inc. was also a positive contributor during the reporting period. Although the company’s membership declined year-over-year, loss ratios and adjusted earnings per share (EPS) were both above consensus and management subsequently raised operating revenue and EPS guidance. We believe that Aetna is well positioned for growth in both the government markets and public exchanges and can take advantage of its large membership base while operating in the one of the most profitable health-insurance segments. Therefore, we continue to hold Aetna in the Fund.

We were able to add a significant amount of value in the consumer discretionary sector through security selection and industry positioning, including an underweight to retail and an emphasis on stocks in the casino resort/hotel industry. The leading contributor was a position in hotel and resort operator Hilton Worldwide Holdings Inc. Shares advanced strongly after the company spun off its timeshare and real estate businesses from its core business in early 2017 in order to increase shareholder value. Future growth in Hilton’s remaining asset-light business will be driven by fees from its franchise and lodging management business. As a result of its new, less capital-intensive business model, the company was able to initiate a share repurchase program. We also saw strong results from a position in Wynn Resorts Limited, the operator of luxury casino and resort properties in the U.S., Macau and Cotai. On the heels of a long running anti-corruption campaign in China, this high quality company is benefiting from stabilization in the Macau and Cotai regions and demand driven by the company’s newly opened Wynn Palace in Macau. During the reporting period, investors saw a continuation of the recovery in this region with Wynn Resorts experiencing meaningfully better VIP volumes and VIP market share gains as well as stronger earnings from Macau. We sold our position in Wynn Resorts during the reporting period.

In the information technology sector, the Fund benefited from a position in Apple Inc., which saw its shares reach all-time highs by the end of the reporting period. News of stronger-than-expected sales of the iPhone 7 in December 2016 and the corresponding higher margins on this product release had investors bidding up the stock toward the end of 2016. As the reporting period progressed, the company reported better-than-expected earnings in its third fiscal quarter, which included more than $45 billion in revenue from iPhone sales, solid Mac computer sales growth and an increase in iPad sales for the first time since 2013. Apple also raised guidance for fourth fiscal quarter 2017 revenue due to the launch of the much-anticipated iPhone 8 and iPhone X. Brisk orders for the new phones helped Apple shares reach new heights in the final days of the reporting period.

Energy was the only sector that detracted from the Fund’s performance during the reporting period. Our overweight position in this underperforming area was a drag on results, as was our security selection. Persistently high crude oil inventories, coupled with continued modest growth in the domestic rig count, drove commodity weakness that weighed on the energy producer names. Anadarko Petroleum Corporation was the Fund’s most significant laggard in the space. Earlier in the reporting period, Anadarko’s management provided lower-than-expected production guidance combined with capital expenditure estimates that were above expectations. As part of the shift to a more oil-dominant product mix, the company divested its Marcellus assets, which were primarily natural gas assets. Later in the reporting period, the company reported a miss on both an earnings per share and cash flow basis, with higher exploration costs offsetting productive revenue numbers. Also, the company was linked to a fatal home explosion in Colorado. However, we believe Anadarko Petroleum has high-quality assets in Wattenberg and the Permian as well as potential catalysts in the Delaware Basin. We also believe Anadarko Petroleum continues to have optionality given the shift to a more oil-dominant product mix, and is well positioned for additional U.S. onshore activity. Therefore, we continue to hold the stock in the Fund. Also, shares of Pioneer Natural Resources Company were under pressure during the reporting period. Pioneer Natural is the most active exploration and production (E&P) company in the Permian Basin with the largest land base in the Midland area. Although the company reported production at the high end of guidance, drilling delays have pushed out up to 30 wells into 2018. We continue to hold Pioneer in the portfolio.

Exploration and production firm Parsley Energy Inc., which is focused in the prolific Permian Basin in Texas, also lagged during the reporting period mainly due to lower oil prices. We have sold our position in Parsley Energy. Finally, Plains GP detracted after the midstream oil and gas company reported a mostly in-line quarter, but lowered 2017 adjusted earnings guidance citing weaker-than-expected market conditions. We continue to believe that Plains has the most attractive asset footprint in the Permian, which should help fill the company’s pipeline capacity and drive growth. Therefore, we continue to hold Plains in the Fund’s portfolio.

8	NUVEEN

Although security selection in consumer discretionary was favorable overall, our position in Newell Brands Inc. detracted during the reporting period. Hurricane Harvey has had a material impact on Newell’s resin supplies with close to 70% of its suppliers located in impacted regions. This drove up costs as the company looked to find resin suppliers elsewhere. These higher costs are likely to carry over into the first half of 2018 and management has lowered earnings per share (EPS) guidance for fiscal year 2017. However, we believe these near-term pressures will pass, while the company also has healthy organic top-line prospects and synergies from its Jarden acquisition that are yet to be fully realized. In addition, Newell Brands will continue to benefit from distribution through Amazon and other retail channels. Therefore, we continue to hold the stock.

Nuveen Small Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $12.9 million to $5.7 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2017. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

The Fund’s underperformance versus the benchmark and Lipper peer group was mainly the result of stock selection challenges in four of the eleven sectors, including information technology, energy, health care and consumer staples. Information technology was a particularly difficult group from a relative performance perspective. Shares of Synchronoss Technologies Inc., a provider of cloud management solutions for mobile carriers and mobile/identity theft management for enterprise clients, were under pressure throughout the reporting period. Earlier in the reporting period, Synchronoss executed a transformative acquisition of IntraLinks, which closed in January, to solidify its position in the emerging enterprise segment, while selling the majority of its declining cell phone activation business. Following a surprise negative pre-announcement of first-quarter results, the company announced that it would not be able to file its Form 10-Q in a timely manner given an accounting review. With shares retreating to eight-year lows from a valuation standpoint, the company’s board brought back two seasoned management team members to lead the company going forward. However, in September 2017, shares tumbled substantially after the company disclosed that private equity firm Sirius Capital had rescinded its proposed acquisition of Synchronoss. In light of the ongoing financial restatement, the company’s $850 million in long-term debt and its customer concentration with Verizon, our investment thesis was broken and we exited the position.

Also in technology, the Fund saw weak results from Plantronics Inc., a leading global provider of headsets to both enterprises and consumers. The company delivered a rare earnings miss versus expectations due to a faster-than-anticipated sales decline in the consumer segment because of pressure from lower priced competing products. Enterprise sales were not strong enough to overcome this headwind and Plantronics continued to right size its cost structure. However, we remain invested based on the company’s strong new product line-up, continued double-digit growth into enterprises with unified communication platforms, and management’s track record of delivering margin expansion. In the Internet software space, shares of Cornerstone OnDemand Inc., a leading SaaS provider of comprehensive learning and talent management solutions, drifted lower despite a strong fourth quarter 2016 financial report. The company delivered full-year revenue guidance for 2017 that was slightly below expectations based on softness among mid-market customers as well as European headwinds. Shares of NETGEAR Inc. dropped sharply in late April 2017. The company is a leading manufacturer of wireless gateways and surveillance cameras on a global scale, serving primarily the residential and small business customer. Although NETGEAR reported solid first-quarter 2017 results, the company guided margins lower due

NUVEEN	9

Portfolio Managers’ Comments (continued)

to increased spending on sales and marketing. While the spending will negatively affect NETGEAR in the short term, we believe in the long term these strategic actions should help solidify and grow the company’s leading market share in the WiFi mesh networking and home security camera markets and lead to stronger margins in the future. Historically, NETGEAR has effectively managed through a hyper competitive environment with careful attention to margins, cash flow and new market opportunities. Consequently, we believe the market is being overly short sighted and have maintained our position.

During the reporting period, energy was the worst performing area within the Russell 2000® Index and the only sector in the red because of the lack of progress in decreasing the global inventory glut, despite a production cut agreement by the OPEC nations in November 2016, which they subsequently agreed to extend until 2018. U.S. crude inventories have risen faster than expected due to a revival among shale producers. While reducing the oversupply is taking some time, we are finally seeing a downward trend of oil imports into the United States. Consequently, fundamentals from both a macro and micro standpoint are slowly improving in the energy sector. The Fund’s performance was hindered by our overweight to the poorly performing exploration and production (E&P) space. Also, positions in Carrizo Oil & Gas, Inc., Superior Energy Services Inc. and Callon Petroleum Company detracted during the reporting period. E&P company Carrizo Oil & Gas announced favorable quarterly results and 2017 guidance during the reporting period, and continued to report solid operating results with production volumes and earnings ahead of consensus. However, we exited this position due to the company’s lack of progress in divestiture of non-core assets and its high debt to capital. Superior Energy, a global energy services company with solid market positioning in the well completion and production markets, issued a quarterly report that showed sequential improvement in its margin profile, driven primarily by increasing pressure pumping activity and pricing in its U.S. land completion services segment. The company has expensed the reactivation costs of once idle equipment over the past two quarters, leaving potential for additional margin improvement. Superior Energy’s management also remains disciplined in its allocation of capital. Callon Petroleum, a pure-play Permian E&P firm, also indicated that the company is back on track with its production growth profile, operating margins and solid individual well results that solidify the underlying value of acreage acquired in 2016. We remain invested in both Superior Energy and Callon Petroleum based on the improving fundamental backdrop and other signs of strength.

In health care, the strongest performing sector in the benchmark, the Fund’s underweight position in the biotechnology industry and security selection were both drags on results. Biotech stocks soared by during the reporting period, making it one of the top performing industries in the Russell 2000® Index. Investor optimism and risk appetite for these stocks increased significantly driven by U.S. Food and Drug Administration (FDA) approvals and acquisition activity. As is typical for our Fund, we were underweight in the biotech industry, which doesn’t tend to align as well with our investment style. In addition, we saw weak results from a position in Surgery Partners Inc., the largest operator of outpatient surgery centers. Earlier in the reporting period, one of the company’s large competitors reported a decline in outpatient procedures, which pressured shares across the industry. Then, Surgery Partners lowered its earnings guidance due to several recent acquisitions that closed later than anticipated and negative effects from Hurricane Matthew. We continue to maintain our position in Surgery Partners.

In the consumer staples sector, the main drag resulted from our position in private label foods manufacturer TreeHouse Foods Inc. The company announced weak third-quarter results, coupled with a pair of management departures and difficulties in the integration of the Private Brands acquisition from ConAgra. As a result of these setbacks, we decided to exit our position in TreeHouse Foods early in the reporting period.

Finally, the discretionary area was also home to two laggards of note, Hibbett Sports, Inc. and Cooper Tire & Rubber Company. Hibbett Sports is a retailer of athletic footwear, apparel and sports equipment through more than 1,000 sporting goods stores in the South, Southwest, Mid-Atlantic and Midwest. During the reporting period, the company reported disappointing results driven by weaker-than-expected same-store sales that declined because of lower traffic levels that the company attributed to the late tax refund. We exited our position in Hibbett Sports because we believed the company would continue to be negatively impacted by increased competition from brick-and-mortar players like Dick’s Sporting Goods and on-line retailers like Amazon. Cooper Tire is one of the world’s largest manufacturers of tires primarily serving the light vehicle, medium truck, motorcycle and racing markets. During the reporting period, the company was negatively impacted by competitive promotional activity in the U.S. light market that caused first-quarter volumes to be down in that segment, leading overall volumes to be below expectations. In addition, the company uses LIFO accounting methods, which resulted in a greater negative impact to margins from rising raw material costs, causing the company’s results to fall below expectations. However, we continue to like Cooper Tire because we believe the company will benefit from strong international growth, strong pricing and lower oil prices, which should result in significantly lower raw material costs.

10	NUVEEN

Stock selection was favorable in the financial, industrial and materials sectors. The financial sector was by far the Fund’s top performing area on a relative basis driven by its overweight to the banking group, which displayed standout performance after the election signaled a change in agenda that favored the group, coupled with the rising rate bias indicated by the Fed. This domestic-focused group was expected to benefit from a steeper yield curve, potentially lower corporate tax rates and a more subdued regulatory environment. Stock selection was also favorable, including strong contributions from CNO Financial Group, Inc., Evercore Partners Inc. and Radian Group. Diversified life insurance firm CNO Financial offers supplemental health insurance, annuities and long-term care products. The company’s announcement of the resumption of its share buyback plan was a positive catalyst and suggested that it has moved past the controversy with reinsurer Beechwood Re. Evercore Partners, an investment banking advisory and management firm focused on the institutional market, experienced strong growth given the productivity of its staff and the tailwinds of an improving merger and acquisition market. The pipeline of transactions, new advisor hires and an improved economic environment boded well for Evercore’s shares during the reporting period. The Fund also experienced positive results from a position in Radian Group, a mortgage insurance and risk management service provider. The company’s results were boosted by strong premium growth combined with declining delinquencies and loss ratios during the reporting period. We believe Radian will continue to benefit from favorable credit trends and a more friendly regulatory landscape.

In the industrial sector, the Fund benefited from a position in the world’s largest executive search firm, Korn/Ferry International. The company’s shares surged following its fiscal third-quarter results, where management signaled that its business recovered following the post Brexit-related weakness. Korn/Ferry also indicated that new business had accelerated in Europe and North America following the election. Shares of NN Inc., a diversified manufacturer of plastic and metal components, advanced following a solid fourth-quarter 2016 earnings report and favorable 2017 guidance. On the heels of difficult end markets in 2015 and 2016, NN’s management expressed a more optimistic tone to start 2017, particularly for its short-cycle industrial business. The company also offered more positive news relating to debt refinancing, which could be additive to earnings.

While the information technology sector generally detracted, it was also home to two strong performers. Investors bid up shares of MKS Instruments Inc., a leading provider of process control systems to manufacturers of both semiconductor equipment and non-semiconductor equipment on a global scale. The company posted a series of strong earnings reports due to healthy market demand and execution in its respective markets. MKS Instruments has benefited from recent technology transitions in semiconductor manufacturing toward 3D production approaches, which add capital intensity and drive demand for the company’s vacuum, power and analysis tools. Forward growth and profit prospects have also improved following the company’s transformative acquisition of Newport Corporation in April 2016, which has expanded and diversified MKS Instruments’ served addressable market and offered cost improvement benefits. Given management’s ability to continue to improve operational efficiencies while paying down debt from previous acquisitions, we remain invested. Also, shares of NeuStar Inc., a specialty data analytics and security services provider, jumped sharply after the company agreed to be acquired by a private equity group at a strong premium. We sold our holdings in NeuStar.

In the materials space, Ferro Corporation, a global supplier of glass-based coatings and pigments to diversified end markets, marched steadily higher after the company reported strong results in the first quarter 2017 driven by margin improvement. Shares continued to make gains after the company reported stronger-than-expected second-quarter growth fueled primarily by four acquisitions. Investors also anticipated a potential new deal in the color additives area.

Although results were virtually flat in the consumer discretionary sector, it was also home to two standouts. The leading contributor in the consumer discretionary sector was a position in Penn National Gaming Inc., a regional company operating 29 gaming facilities across the U.S. We purchased shares in January after the company reported its fourth-quarter results and gave conservative guidance. We believed Penn National’s shares were undervalued at that time due to unwarranted investor concerns surrounding a new competitive threat to its Charles Town, West Virginia casino and its recently purchased facility, Tropicana Las Vegas. In the middle of March, shares surged after the company revised its outlook and raised guidance due to lower-than-expected competitive pressures from the rival casino in Charles Town and stronger results from its Tropicana casino. We decided to exit our position in Penn National after shares reached our price target. We also saw strong results from a position in Grand Canyon Education Inc., a high quality provider of post-secondary education services. Shares rose after investors perceived that the company could benefit from decreased federal government regulation and scrutiny under the Trump Administration.

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Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

12	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	29.99%	15.83%	6.78%
Class A Shares at maximum Offering Price	22.49%	14.47%	6.15%
S&P 500® Index	23.63%	15.18%	7.51%
Lipper Large-Cap Core Funds Classification Average	22.24%	13.73%	6.58%

Class C Shares	29.06%	14.96%	5.96%
Class I Shares	30.31%	16.11%	7.05%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	23.60%	14.73%	6.61%
Class A Shares at maximum Offering Price	16.49%	13.38%	5.98%
Class C Shares	22.67%	13.88%	5.79%
Class I Shares	23.92%	15.03%	6.88%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.19%	1.94%	0.94%
Net Expense Ratios	1.14%	1.89%	0.89%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.89% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	21.76%	12.98%	6.89%
Class A Shares at maximum Offering Price	14.78%	11.65%	6.26%
Russell 2000® Index	27.85%	14.49%	7.63%
Lipper Small-Cap Core Funds Classification Average	24.56%	13.33%	7.14%

Class C Shares	20.75%	12.12%	6.09%
Class R3 Shares	21.40%	12.67%	6.62%
Class I Shares	22.03%	13.24%	7.15%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	16.77%	12.37%	7.31%
Class A Shares at maximum Offering Price	10.06%	11.05%	6.68%
Class C Shares	15.90%	11.53%	6.52%
Class R3 Shares	16.44%	12.09%	7.05%
Class I Shares	17.07%	12.64%	7.58%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.41%	2.16%	1.66%	1.16%
Net Expense Ratios	1.24%	1.99%	1.49%	0.99%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

16	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Holding

Summaries as of October 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Investments Purchased with Collateral from Securities Lending	1.3%
Money Market Funds	0.4%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	9.9%
Banks	9.3%
Biotechnology	8.1%
Oil, Gas & Consumable Fuels	7.8%
Technology Hardware, Storage & Peripherals	7.2%
Health Care Providers & Services	7.1%
IT Services	6.2%
Internet Software & Services	5.5%
Electric Utilities	3.8%
Insurance	3.3%
Food & Staples Retailing	3.1%
Specialty Retail	2.8%
Household Durables	2.6%
Machinery	2.6%
Capital Markets	2.4%
Other	18.0%
Investments Purchased with Collateral Securities Lending	1.3%
Money Market Funds	0.4%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Apple, Inc.	5.6%
Microsoft Corporation	4.9%
JP Morgan Chase & Co.	4.1%
Citigroup Inc.	3.5%
Alphabet Inc., Class A	3.3%

18	NUVEEN

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.6%
Investments Purchased with Collateral from Securities Lending	4.1%
Money Market Funds	1.5%
Other Assets Less Liabilities	(4.2)%
Net Assets	100%

Porfolio Composition

(% of net assets)

Banks	12.9%
Equity Real Estate Investment Trusts	6.1%
Health Care Providers & Services	5.6%
Semiconductors & Semiconductor Equipment	4.8%
Internet Software & Services	4.7%
Biotechnology	4.0%
Software	3.4%
Communications Equipment	3.4%
Hotels, Restaurants & Leisure	3.3%
Insurance	2.9%
Chemicals	2.9%
Machinery	2.8%
Electrical Equipment	2.5%
Commercial Services & Supplies	2.2%
Electric Utilities	2.2%
Oil, Gas & Consumable Fuels	2.1%
Capital Markets	2.0%
Life Sciences Tools & Services	2.0%
Thrifts & Mortgage Finance	1.7%
Building Products	1.6%
Gas Utilities	1.6%
Aerospace & Defense	1.6%
IT Services	1.5%
Professional Services	1.5%
Other	19.3%
Investments Purchased with Collateral from Securities Lending	4.1%
Money Market Funds	1.5%
Other Assets Less Liabilities	(4.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Evercore Partners Inc.	2.0%
Summit Hotel Properties Inc.	1.8%
Radian Group Inc.	1.7%
Renasant Corporation	1.7%
Jeld-Wen Holding, Inc.	1.6%

NUVEEN	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2017.

The beginning of the period is May 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,104.90	$1,101.20	$1,106.50
Expenses Incurred During the Period	$6.05	$10.01	$4.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.46	$1,015.68	$1,020.72
Expenses Incurred During the Period	$5.80	$9.60	$4.53

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89% and 0.89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	NUVEEN

Nuveen Small Cap Select Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,053.00	$1,047.80	$1,051.00	$1,053.50
Expenses Incurred During the Period	$6.57	$10.43	$7.86	$5.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.02	$1,017.54	$1,020.06
Expenses Incurred During the Period	$6.46	$10.26	$7.73	$5.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.02%, 1.52% and 1.02% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	21

Report of

Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (separate portfolios of Nuveen Investment Funds, Inc., hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 27, 2017

22	NUVEEN

Nuveen Large Cap Select Fund

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 1.9%

3,765	Lockheed Martin Corporation	$1,160,222

	Air Freight & Logistics – 1.0%

9,580	XPO Logistics, Inc., (2)	664,373

	Airlines – 1.5%

17,985	Delta Air Lines, Inc.	899,790

	Automobiles – 1.2%

17,618	General Motors Company	757,222

	Banks – 9.3%

29,546	Citigroup Inc.	2,171,631

25,299	JP Morgan Chase & Co.	2,545,332

54,771	KeyCorp.	999,571
	Total Banks	5,716,534

	Biotechnology – 8.1%

19,607	AbbVie Inc.	1,769,532

5,642	Alexion Pharmaceuticals Inc., (2)	675,122

2,875	Biogen Inc., (2)	896,023

12,277	Gilead Sciences, Inc.	920,284

4,966	Vertex Pharmaceuticals Inc., (2)	726,178
	Total Biotechnology	4,987,139

	Capital Markets – 2.4%

34,209	E*Trade Group Inc., (2)	1,491,170

	Chemicals – 1.1%

7,588	Eastman Chemical Company	689,066

	Containers & Packaging – 1.3%

12,913	WestRock Company	791,954

	Electric Utilities – 3.8%

26,185	Exelon Corporation	1,052,899

8,195	NextEra Energy Inc.	1,270,799
	Total Electric Utilities	2,323,698

	Electrical Equipment – 1.2%

6,065	Hubbell Inc.	763,098

	Energy Equipment & Services – 0.9%

13,198	Halliburton Company	564,083

NUVEEN	23

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 1.1%

4,724	American Tower Corporation, REIT	$678,697

	Food & Staples Retailing – 3.1%

22,116	Wal-Mart Stores, Inc.	1,930,948

	Health Care Providers & Services – 7.1%

7,407	Aetna Inc.	1,259,412

7,106	CIGNA Corporation	1,401,445

17,551	Express Scripts, Holding Company (2)	1,075,701

2,598	Humana Inc.	663,399
	Total Health Care Providers & Services	4,399,957

	Hotels, Restaurants & Leisure – 2.4%

9,454	Hilton Worldwide Holdings Inc.	683,335

24,658	MGM Resorts International Inc.	773,028
	Total Hotels, Restaurants & Leisure	1,456,363

	Household Durables – 2.6%

2,768	Mohawk Industries Inc., (2)	724,552

21,488	Newell Brands Inc.	876,281
	Total Household Durables	1,600,833

	Insurance – 3.3%

9,390	Prudential Financial, Inc.	1,037,219

6,203	Willis Towers Watson PLC	999,179
	Total Insurance	2,036,398

	Internet Software & Services – 5.5%

1,994	Alphabet Inc., Class A (2)	2,059,882

7,344	Facebook Inc., Class A Shares (2)	1,322,361
	Total Internet Software & Services	3,382,243

	IT Services – 6.2%

10,167	DXC Technology Company	930,484

30,279	First Data Corporation, Class A Shares (2)	539,269

5,669	FleetCor Technologies Inc., (2)	936,916

9,516	MasterCard, Inc.	1,415,695
	Total IT Services	3,822,364

	Machinery – 2.6%

6,727	Caterpillar Inc.	913,527

3,763	Cummins Inc.	665,599
	Total Machinery	1,579,126

	Oil, Gas & Consumable Fuels – 7.8%

32,928	Anadarko Petroleum Corporation	1,625,655

16,510	HollyFrontier Company	610,045

24	NUVEEN

Shares	Description (1)		Value

	Oil, Gas & Consumable Fuels (continued)

44,846	Marathon Oil Corporation		$637,710

4,838	Pioneer Natural Resources Company		724,104

26,883	Plains GP Holdings LP, Class A Shares		548,413

23,595	Williams Companies Inc.		672,458
	Total Oil, Gas & Consumable Fuels		4,818,385

	Pharmaceuticals – 2.3%

41,214	Pfizer Inc.		1,444,963

	Semiconductors & Semiconductor Equipment – 2.1%

4,874	Broadcom Limited		1,286,297

	Software – 9.9%

10,311	Activision Blizzard Inc.		675,267

5,314	Adobe Systems Incorporated (2)		930,800

5,057	Electronic Arts Inc., (2)		604,817

36,438	Microsoft Corporation		3,030,913

7,526	VMware Inc., (2), (3)		900,787
	Total Software		6,142,584

	Specialty Retail – 2.8%

12,935	Best Buy Co, Inc.		724,101

15,013	Signet Jewelers Limited (3)		984,402
	Total Specialty Retail		1,708,503

	Technology Hardware, Storage & Peripherals – 7.2%

20,604	Apple, Inc.		3,482,900

45,646	HP Inc.		983,672
	Total Technology Hardware, Storage & Peripherals		4,466,572
	Total Long-Term Investments (cost $62,394,780)		61,562,582

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.3%

	Money Market Funds – 1.3%

800,183	First American Government Obligations Fund, Class X, (4)	0.943% (5)	$800,183
	Total Investments Purchased with Collateral from Securities Lending (cost $800,183)		800,183

NUVEEN	25

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.4%

	Money Market Funds – 0.4%

268,585	First American Treasury Obligations Fund, Class Z	0.918% (5)	$268,585
	Total Short-Term Investments (cost $268,585)		268,585
	Total Investments (cost $63,463,548) – 101.4%		62,631,350
	Other Assets Less Liabilities – (1.4)%		(865,123)
	Net Assets – 100%		$61,766,227

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $785,176.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

26	NUVEEN

Nuveen Small Cap Select Fund

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.6%

	COMMON STOCKS – 98.6%

	Aerospace & Defense – 1.6%

24,732	Aerojet Rocketdyne Holdings Inc., (2)	$781,037

103,095	Kratos Defense & Security Solutions Inc., (2)	1,241,264
	Total Aerospace & Defense	2,022,301

	Auto Components – 1.3%

50,760	Cooper Tire & Rubber	1,664,928

	Banks – 12.9%

26,998	Banner Corporation	1,547,525

46,699	Customers Bancorp Inc., (2)	1,276,751

42,057	Glacier Bancorp, Inc.	1,596,484

18,990	IberiaBank Corporation	1,400,513

30,953	Preferred Bank Los Angeles	1,910,729

51,009	Renasant Corporation	2,111,773

78,329	Sterling Bancorp.	1,962,141

31,568	Webster Financial Corporation	1,735,924

26,197	Western Alliance Bancorporation (2)	1,461,793

16,424	Wintrust Financial Corporation	1,335,107
	Total Banks	16,338,740

	Biotechnology – 4.0%

3,104	Bluebird Bio Inc., (2)	431,766

9,585	Blueprint Medicines Corporation (2)	636,636

4,470	Clovis Oncology Inc., (2)	336,904

35,453	Emergent BioSolutions, Inc., (2)	1,453,218

8,332	FibroGen, Inc., (2)	465,342

2,900	Ligand Pharmaceuticals, Inc., (2)	421,515

9,133	Prothena Corporation PLC (2), (3)	530,171

2,175	Sage Therapeutics, Inc., (2)	137,634

13,370	Sarepta Therapeutics Inc., (2)	659,275
	Total Biotechnology	5,072,461

	Building Products – 1.6%

56,558	Jeld-Wen Holding, Inc., (2)	2,085,859

	Capital Markets – 2.0%

32,033	Evercore Partners Inc.	2,565,843

	Chemicals – 2.9%

82,619	Ferro Corporation	1,967,985

NUVEEN	27

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Chemicals (continued)

24,100	Ingevity Corporation (2)	$1,716,643
	Total Chemicals	3,684,628

	Commercial Services & Supplies – 2.2%

64,505	Interface, Inc.	1,470,714

17,320	MSA Safety Inc.	1,376,940
	Total Commercial Services & Supplies	2,847,654

	Communications Equipment – 3.4%

49,300	Finisar Corporation (2)	1,160,522

37,333	Netgear, Inc., (2)	1,741,584

31,267	Plantronics Inc.	1,418,271
	Total Communications Equipment	4,320,377

	Construction & Engineering – 1.4%

40,746	MasTec Inc., (2)	1,774,488

	Diversified Consumer Services – 1.2%

16,760	Grand Canyon Education Inc., (2)	1,500,188

	Electric Utilities – 2.2%

24,807	ALLETE Inc.	1,943,628

20,190	PNM Resources Inc.	876,246
	Total Electric Utilities	2,819,874

	Electrical Equipment – 2.5%

20,775	Belden Inc., (3)	1,660,130

18,572	Regal-Beloit Corporation	1,507,118
	Total Electrical Equipment	3,167,248

	Energy Equipment & Services – 1.1%

156,530	Superior Energy Services, Inc.	1,380,595

	Equity Real Estate Investment Trusts – 6.1%

81,719	Brandywine Realty Trust	1,429,265

52,249	Kite Realty Group Trust	976,534

60,687	Select Income REIT	1,466,198

61,044	STAG Industrial Inc.	1,666,501

141,990	Summit Hotel Properties Inc.	2,244,862
	Total Equity Real Estate Investment Trusts	7,783,360

	Gas Utilities – 1.6%

24,930	Southwest Gas Holdings, Inc.	2,053,983

	Health Care Equipment & Supplies – 0.8%

49,125	K2M Group Holdings Inc., (2)	967,271

	Health Care Providers & Services – 5.6%

28,318	Almost Family, Inc., (2)	1,253,072

28	NUVEEN

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

46,889	AMN Healthcare Services Inc., (2)	$2,058,427

26,001	HealthSouth Corporation	1,199,686

47,571	Premier Inc., Class A (2)	1,554,145

107,530	Surgery Partners Inc., (2), (3)	994,653
	Total Health Care Providers & Services	7,059,983

	Hotels Restaurants & Leisure – 3.3%

57,550	Marcus Corporation	1,562,482

18,600	Papa John’s International, Inc.	1,265,730

52,400	Planet Fitness Inc., (2), (3)	1,395,936
	Total Hotels Restaurants & Leisure	4,224,148

	Insurance – 2.9%

30,805	American Equity Investment Life Holding Company	909,056

20,465	Amerisafe, Inc.	1,324,085

61,488	CNO Financial Group Inc.	1,473,867
	Total Insurance	3,707,008

	Internet Software & Services – 4.7%

24,994	Cornerstone OnDemand Inc., (2)	958,770

32,838	Mimecast Limited (2)	1,043,920

35,800	MINDBODY, Inc., Class A Shares (2)	1,154,550

82,100	Quotient Technology Inc., (2)	1,284,865

49,526	Twilio, Inc., (2), (3)	1,582,356
	Total Internet Software & Services	6,024,461

	IT Services – 1.5%

21,200	EPAM Systems Inc., (2)	1,932,380

	Leisure Products – 0.8%

20,747	Brunswick Corporation	1,050,836

	Life Sciences Tools & Services – 2.0%

38,444	Accelerate Diagnostics Inc., (2)	763,113

41,636	Cambrex Corporation	1,800,757
	Total Life Sciences Tools & Services	2,563,870

	Machinery – 2.8%

60,610	NN, Incorporated	1,791,025

78,750	Welbilt Incorporation	1,737,225
	Total Machinery	3,528,250

	Media – 1.3%

30,422	Meredith Corporation	1,612,366

	Mortgage Real Estate Investment Trusts – 1.4%

212,544	MFA Mortgage Investments, Inc.	1,751,363

NUVEEN	29

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Multiline Retail – 1.1%

26,475	Big Lots, Inc. (3)	$1,358,432

	Oil, Gas & Consumable Fuels – 2.1%

159,172	Callon Petroleum Company Del (2)	1,765,217

36,262	Delek US Holdings Inc.	944,625
	Total Oil, Gas & Consumable Fuels	2,709,842

	Paper & Forest Products – 1.5%

82,253	KapStone Paper and Packaging Corp.	1,847,402

	Personal Products – 0.8%

39,300	E.l.f. Beauty, Inc., (2), (3)	832,767

	Pharmaceuticals – 1.2%

114,572	Horizon Pharma Inc., (2)	1,553,596

	Professional Services – 1.5%

45,753	Korn Ferry International	1,913,848

	Road & Rail – 1.3%

39,325	Knight-Swift Transportation Holdings Inc.	1,630,021

	Semiconductors & Semiconductor Equipment – 4.8%

26,500	Microsemi Corporation (2)	1,414,305

16,793	MKS Instruments Inc.	1,824,559

6,700	Monolithic Power Systems, Inc.	815,189

50,200	Semtech Corporation (2)	2,060,710
	Total Semiconductors & Semiconductor Equipment	6,114,763

	Software – 3.4%

24,131	CommVault Systems, Inc., (2)	1,256,019

17,098	Proofpoint, Incorporated (2)	1,580,026

35,000	Varonis Systems Inc., (2)	1,526,000
	Total Software	4,362,045

	Specialty Retail – 1.1%

12,700	Childrens Place Retail Stores Inc.	1,381,760

	Technology Hardware, Storage & Peripherals – 0.6%

39,500	Pure Storage Inc., Class A Shares (2)	648,985

	Textiles, Apparel & Luxury Goods – 1.2%

38,638	Steven Madden Limited (2)	1,506,882

	Thrifts & Mortgage Finance – 1.7%

103,898	Radian Group Inc.	2,177,702

	Trading Companies & Distributors – 1.2%

73,875	BMC Stock Holdings Inc., (2)	1,584,619
	Total Long-Term Investments (cost $101,753,783)	125,127,127

30	NUVEEN

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.1%

	Money Market Funds – 4.1%

5,196,037	First American Government Obligations Fund, Class X, (4)	0.943% (5)	$5,196,037
	Total Investments Purchased with Collateral from Securities Lending (cost $5,196,037)		5,196,037

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

1,892,881	First American Treasury Obligations Fund, Class Z	0.918% (5)	$1,892,881
	Total Short-Term Investments (cost $1,892,881)		1,892,881
	Total Investments (cost $108,842,701) – 104.2%		132,216,045
	Other Assets Less Liabilities – (4.2)%		(5,367,571)
	Net Assets – 100%		$126,848,474

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $5,060,907.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	31

Statement of

Assets and Liabilities	October 31, 2017

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $62,394,780 and $101,753,783, respectively)	$61,562,582	$125,127,127
Investments purchased with collateral from securities lending, at value (cost approximates value)	800,183	5,196,037
Short-term investments, at value (cost approximates value)	268,585	1,892,881
Receivable for:
Dividends	33,247	43,019
Due from broker	127	5,967
Interest	156	1,737
Investments sold	36,262,301	—
Shares sold	—	102,148
Other assets	16,736	38,767
Total assets	98,943,917	132,407,683
Liabilities
Payable for:
Collateral from securities lending program	800,183	5,196,037
Investments purchased	36,301,513	—
Shares redeemed	6,017	151,316
Accrued expenses:
Directors fees	660	17,545
Management fees	38,832	81,886
12b-1 distribution and service fees	4,432	21,217
Other	26,053	91,208
Total liabilities	37,177,690	5,559,209
Net assets	$61,766,227	$126,848,474
Class A Shares
Net assets	$14,778,096	$67,404,811
Shares outstanding	537,334	6,656,997
Net asset value (“NAV”) per share	$27.50	$10.13
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$29.18	$10.75
Class C Shares
Net assets	$1,389,367	$4,912,648
Shares outstanding	54,328	699,860
NAV and offering price per share	$25.57	$7.02
Class R3 Shares
Net assets	$—	$5,380,686
Shares outstanding	—	579,543
NAV and offering price per share	$—	$9.28
Class I Shares
Net assets	$45,598,764	$49,150,329
Shares outstanding	1,643,785	3,901,200
NAV and offering price per share	$27.74	$12.60
Net assets consist of:
Capital paid-in	$62,321,605	$90,495,366
Undistributed (Over-distribution of) net investment income	284,922	(16,622)
Accumulated net realized gain (loss)	(8,102)	12,996,386
Net unrealized appreciation (depreciation)	(832,198)	23,373,344
Net assets	$61,766,227	$126,848,474
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

32	NUVEEN

Statement of

Operations	Year Ended October 31, 2017

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income	$883,247	$1,473,264
Securities lending income, net	3,128	66,584
Total investment income	886,375	1,539,848
Expenses
Management fees	400,694	1,113,291
12b-1 service fees – Class A Shares	31,192	175,603
12b-1 distribution and service fees – Class C Shares	13,963	56,364
12b-1 distribution and service fees – Class R3 Shares	—	28,264
Shareholder servicing agent fees	23,922	240,596
Custodian fees	10,731	19,515
Directors fees	1,851	4,145
Professional fees	25,107	33,156
Shareholder reporting expenses	12,515	40,021
Federal and state registration fees	55,714	69,236
Other	5,718	3,533
Total expenses before fee waiver/expense reimbursement	581,407	1,783,724
Fee waiver/expense reimbursement	(25,967)	(101,611)
Net expenses	555,440	1,682,113
Net investment income (loss)	330,935	(142,265)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,059,345	16,820,611
Change in net unrealized appreciation (depreciation) of investments	(3,775,464)	8,983,886
Net realized and unrealized gain (loss)	14,283,881	25,804,497
Net increase (decrease) in net assets from operations	$14,614,816	$25,662,232

See accompanying notes to financial statements.

NUVEEN	33

Statement of

Changes in Net Assets

	Large Cap Select		Small Cap Select
	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/17		Year Ended 10/31/16
Operations
Net investment income (loss)	$330,935	$264,811	.$	(142,265)	$220,519
Net realized gain (loss) from investments	18,059,345	1,215,496		16,820,611	14,043,619
Change in net unrealized appreciation (depreciation) of investments	(3,775,464)	(306,572)		8,983,886	(9,694,484)
Net increase (decrease) in net assets from operations	14,614,816	1,173,735		25,662,232	4,569,654
Distributions to Shareholders
From net investment income:
Class A Shares	(36,515)	(18,734)		(39,734)	—
Class C Shares	—	—		—	—
Class R3 Shares	—	—		—	—
Class I Shares	(262,175)	(171,210)		(145,773)	—
From accumulated net realized gains:
Class A Shares	—	—		(7,273,098)	(15,055,213)
Class C Shares	—	—		(814,522)	(1,864,296)
Class R3 Shares	—	—		(626,460)	(1,548,159)
Class I Shares	—	—		(4,130,328)	(10,869,213)
Decrease in net assets from distributions to shareholders	(298,690)	(189,944)		(13,029,915)	(29,336,881)
Fund Share Transactions
Proceeds from sale of shares	18,056,178	11,274,510		20,053,706	12,433,450
Proceeds from shares issued to shareholders due to reinvestment of distributions	232,524	126,784		12,340,502	27,114,416
	18,288,702	11,401,294		32,394,208	39,547,866
Cost of shares redeemed	(17,493,108)	(8,412,340)		(42,115,810)	(84,823,769)
Net increase (decrease) in net assets from Fund share transactions	795,594	2,988,954		(9,721,602)	(45,275,903)
Net increase (decrease) in net assets	15,111,720	3,972,745		2,910,715	(70,043,130)
Net assets at the beginning of period	46,654,507	42,681,762		123,937,759	193,980,889
Net assets at the end of period	$61,766,227	$46,654,507		$126,848,474	$123,937,759
Undistributed (Over-distribution of) net investment income at the end of period	$284,922	$252,677		$(16,622)	$166,586

See accompanying notes to financial statements.

34	NUVEEN

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NUVEEN	35

Financial

Highlights

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2017	$21.24	$0.10	$6.25	$6.35	$(0.09)	$—	$(0.09)	$27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
Class C (1/03)
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
Class I (1/03)
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79

36	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

29.99%	$14,778	1.19%	0.36%	1.14%	0.40%	276%
3.40	7,983	1.22	0.44	1.21	0.45	116
2.66	7,383	1.25	0.36	1.25	0.36	124
14.35	6,511	1.31	0.23	1.30	0.24	154
32.14	4,625	1.33	0.43	1.33	0.43	117

29.06	1,389	1.94	(0.39)	1.89	(0.34)	276
2.64	1,074	1.97	(0.32)	1.96	(0.31)	116
1.85	684	2.00	(0.38)	2.00	(0.38)	124
13.53	683	2.07	(0.53)	2.05	(0.51)	154
31.08	518	2.07	(0.34)	2.07	(0.34)	117

30.31	45,599	0.94	0.61	0.89	0.66	276
3.69	37,597	0.97	0.69	0.96	0.70	116
2.88	34,615	1.00	0.63	1.00	0.63	124
14.66	40,952	1.06	0.48	1.05	0.49	154
32.43	34,444	1.08	0.72	1.08	0.72	117

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	37

Financial Highlights (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2017	$9.21	$(0.02)	$1.97	$1.95	$(0.01)	$(1.02)	$(1.03)	$10.13
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
Class C (9/01)
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
Class R3 (1/94)
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
Class I (5/92)
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73

38	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

21.76%	$67,405	1.41%	(0.24)%	1.33%	(0.16)%	66%
4.05	67,428	1.44	0.10	1.44	0.10	66
4.08	82,080	1.42	(0.14)	1.42	(0.14)	75
5.98	100,733	1.43	(0.37)	1.43	(0.37)	90
31.74	161,488	1.34	(0.01)	1.33	— **	78

20.75	4,913	2.16	(0.99)	2.09	(0.91)	66
3.37	5,625	2.19	(0.65)	2.19	(0.65)	66
3.19	8,036	2.17	(0.88)	2.17	(0.88)	75
5.28	8,976	2.19	(1.12)	2.19	(1.12)	90
30.67	10,331	2.09	(0.75)	2.08	(0.74)	78

21.40	5,381	1.66	(0.49)	1.59	(0.41)	66
3.76	5,310	1.69	(0.12)	1.69	(0.12)	66
3.75	7,794	1.67	(0.38)	1.67	(0.38)	75
5.75	11,570	1.68	(0.61)	1.68	(0.61)	90
31.37	19,673	1.59	(0.25)	1.58	(0.25)	78

22.03	49,150	1.16	0.01	1.08	0.09	66
4.33	45,574	1.19	0.36	1.19	0.36	66
4.29	96,071	1.17	0.11	1.17	0.11	75
6.23	156,292	1.18	(0.11)	1.18	(0.11)	90
32.02	283,064	1.09	0.24	1.08	0.25	78

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Select and Small Cap Select is capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

40	NUVEEN

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (“the ”Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	41

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common stocks	$61,562,582	$—	$—	$61,562,582
Investments Purchased with Collateral from Securities Lending	800,183	—	—	800,183
Short-Term Investments:
Money Market Funds	268,585	—	—	268,585
Total	$62,631,350	$—	$—	$62,631,350

Small Cap Select
Long-Term Investments*:
Common stocks	$125,127,127	$—	$—	$125,127,127
Investments Purchased with Collateral from Securities Lending	5,196,037	—	—	5,196,037
Short-Term Investments:
Money Market Funds	1,892,881	—	—	1,892,881
Total	$132,216,045	$—	$—	$132,216,045
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

42	NUVEEN

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities, when applicable. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds have the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Funds against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, if any, and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	Common Stocks	$785,176	$(785,176)	$—
Small Cap Select	Common Stocks	5,060,907	(5,060,907)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$—	$4,862

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

NUVEEN	43

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/17		Year Ended 10/31/16
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	462,290	$11,669,178	54,204	$1,127,672
Class C	28,450	647,110	76,566	1,458,171
Class I	238,308	5,739,890	412,747	8,688,667
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,347	31,263	782	15,925
Class C	—	—	—	—
Class I	8,616	201,261	5,413	110,859
	739,011	18,288,702	549,712	11,401,294
Shares redeemed:
Class A	(302,129)	(7,968,110)	(37,719)	(768,416)
Class C	(28,327)	(664,496)	(57,761)	(1,050,436)
Class I	(358,502)	(8,860,502)	(329,867)	(6,593,488)
	(688,958)	(17,493,108)	(425,347)	(8,412,340)
Net increase (decrease)	50,053	$795,594	124,365	$2,988,954

	Year Ended 10/31/17		Year Ended 10/31/16
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	648,177	$6,333,971	652,426	$5,830,381
Class C	77,361	523,403	45,717	282,999
Class R3	176,814	1,591,400	132,060	1,086,215
Class I	963,588	11,604,932	487,410	5,233,855
Shares issued to shareholders due to reinvestment of distributions:
Class A	756,259	7,237,272	1,724,098	14,930,690
Class C	117,522	785,044	279,101	1,769,503
Class R3	71,215	625,978	192,470	1,547,457
Class I	310,066	3,692,208	840,452	8,866,766
	3,121,002	32,394,208	4,353,734	39,547,866
Shares redeemed:
Class A	(2,069,028)	(20,083,916)	(2,510,592)	(22,602,897)
Class C	(334,996)	(2,278,119)	(414,610)	(2,839,116)
Class R3	(290,786)	(2,594,939)	(452,990)	(3,726,307)
Class I	(1,426,998)	(17,158,836)	(4,701,403)	(55,655,449)
	(4,121,808)	(42,115,810)	(8,079,595)	(84,823,769)
Net increase (decrease)	(1,000,806)	$(9,721,602)	(3,725,861)	$(45,275,903)

44	NUVEEN

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Purchases	$157,179,606	$85,498,533
Sales	156,178,559	107,094,561

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2017.

	Large Cap Select	Small Cap Select
Tax cost of investments	$63,471,650	$109,866,714
Gross unrealized:
Appreciation	$488,078	$27,289,059
Depreciation	(1,328,378)	(4,939,728)
Net unrealized appreciation (depreciation) of investments	$(840,300)	$22,349,331

Permanent differences, primarily due to federal taxes paid, net operating losses, expiration of capital loss carryforwards and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2017, the Funds’ tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(34,511,521)	$1,900,759
Undistributed (Over-distribution of) net investment income	—	144,564
Accumulated net realized gain (loss)	34,511,521	(2,045,323)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2017, the Funds’ tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$284,922	$6,541,065
Undistributed net long-term capital gains	—	7,479,334
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

NUVEEN	45

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2017 and October 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Large Cap Select	Small Cap Select
Distributions from net ordinary income¹	$298,690	$185,507
Distributions from net long-term capital gains	—	12,844,408

2016	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$189,944	$7,985,811
Distributions from net long-term capital gains	—	21,351,070
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of October 31, 2017, the Funds’ tax year end, $34,511,509 of Large Cap Select capital loss carryforward expired.

During the Funds’ tax year ended October 31, 2017, Large Cap Select utilized $18,040,863 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period November 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For net assets over $2 billion	0.4250	0.5750

Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250

46	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2017, the complex-level fee for each Fund was 0.2000%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. The expense limitations expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board.

Fund	Expense Cap		Expense Cap Expiration Date
Large Cap Select	0.89%		July 31, 2019
Small Cap Select	0.99	*	July 31, 2019
*	For the period November 1, 2016 through May 31, 2017, the Fund’s Expense Cap was 1.15%

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected (unaudited)	$15,059	$23,298
Paid to financial intermediaries (unaudited)	13,426	20,643

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances (unaudited)	$2,937	$4,329

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained (unaudited)	$1,565	$4,101

NUVEEN	47

Notes to Financial Statements (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Select	Small Cap Select
CDSC retained (unaudited)	$88	$2,110

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period. The Unsecured Credit Line was not reviewed after its scheduled Termination Date on July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Large Cap Select
Maximum Outstanding Balance	$5,400,000

During the current fiscal period, and during the Fund’s utilization period, the average daily balance outstanding and average annual interest rate on Borrowings was as follows:

Large Cap Select
Average daily balance outstanding	$5,400,000
Average annual interest rate	2.24%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Asset and Liabilities. Small Cap Select did not utilize this facility during the current fiscal period.

9. Subsequent Events

Class R6 Shares

Effective December 22, 2017, Small Cap Select will begin offering Class R6 Shares as further described in the Fund’s most recent prospectus.

48	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive
Suite 302

Milwaukee, WI 53212

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2017:

		Small Cap Select
Long-term capital gain dividends		$14,678,885

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Select	Small Cap Select
% QDI	100%	100%
% DRD	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	49

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

50	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

NUVEEN	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including a reduction in both the management fee and temporary expense cap for the Funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences

52	NUVEEN

or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Large Cap Select Fund (the “Large Cap Fund”), the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile in the one- and five-year periods and the second quartile in the three-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the overall performance of the Fund.

For Nuveen Small Cap Select Fund (the “Small Cap Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and the third quartile in the five-year period. Although the Fund underperformed the benchmark in the five-year period, the Fund outperformed the benchmark in the three-year period and matched the performance of the benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Large Cap Fund had a net management fee and a net expense ratio below its respective peer average. The Independent Board Members noted that the Small Cap Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average. The Independent Board Members further noted that the Adviser agreed to reduce the temporary expense cap for this Fund.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of

NUVEEN	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

54	NUVEEN

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through their temporary expense caps. As noted, the Board further approved the reduction of the temporary expense cap for the Small Cap Fund which would expire on July 31, 2019. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

56	NUVEEN

Directors

and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at twelve. None of the Directors who are not “interested” persons of the Funds (referred to herein as “independent Directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert(1) 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

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Directors and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

58	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	90
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176

NUVEEN	59

Directors and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	176
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176

60	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176

(1)	Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Kundert will retire from the Board as of December 31, 2017.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	61

Notes

62	NUVEEN

Notes

NUVEEN	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSLCT-1017P        323305-INV-Y-12/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,640	0	9,421	0
Nuveen Large Cap Select Fund	14,009	0	2,845	0
Nuveen Mid Cap Growth Opportunities Fund	17,766	0	5,196	0
Nuveen Mid Cap Value Fund	14,259	0	7,196	0
Nuveen Small Cap Growth Opportunities Fund	14,204	1,375	5,196	0
Nuveen Small Cap Select Fund	14,369	0	7,196	0
Nuveen Small Cap Value Fund	19,336	1,375	6,741	0

Total	$112,583	$2,750	$43,791	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,403	2,139	2,760	0
Nuveen Large Cap Select Fund	13,476	139	2,760	0
Nuveen Mid Cap Growth Opportunities Fund	17,586	2,000	2,760	0
Nuveen Mid Cap Value Fund	13,749	1,500	2,760	0
Nuveen Small Cap Growth Opportunities Fund	13,664	0	2,760	0
Nuveen Small Cap Select Fund	13,881	2,000	2,760	0
Nuveen Small Cap Value Fund	14,391	1,500	2,760	0

Total	$105,150	$9,277	$19,320	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%
Fiscal Year Ended October 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	9,421	0	0	9,421
Nuveen Large Cap Select Fund	2,845	0	0	2,845
Nuveen Mid Cap Growth Opportunities Fund	5,196	0	0	5,196
Nuveen Mid Cap Value Fund	7,196	0	0	7,196
Nuveen Small Cap Growth Opportunities Fund	5,196	0	0	5,196
Nuveen Small Cap Select Fund	7,196	0	0	7,196
Nuveen Small Cap Value Fund	6,741	0	0	6,741

Total	$43,791	$0	$0	$43,791

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	2,760	0	0	2,760
Nuveen Large Cap Select Fund	2,760	0	0	2,760
Nuveen Mid Cap Growth Opportunities Fund	2,760	0	0	2,760
Nuveen Mid Cap Value Fund	2,760	0	0	2,760
Nuveen Small Cap Growth Opportunities Fund	2,760	0	0	2,760
Nuveen Small Cap Select Fund	2,760	0	0	2,760
Nuveen Small Cap Value Fund	2,760	0	0	2,760

Total	$19,320	$0	$0	$19,320

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2018